April 16, 2002

Securities and Exchange Commission
450 Fifth Street NW
Washington, DC 20549

Re:      The Parnassus Income Trust
         Post-Effective Amendment No. 13 to Registration Statement on Form N-1A 1933 Act File No. 33-36065
         1940 Act File No. 811-6673


Ladies and Gentleman:

         On behalf of the Parnassus Income Trust (the "Trust"), we are hereby transmitting electronically for filing pursuant to the Securities Act of 1933 (the "1933 Act") and the Investment Company Act of 1940, the Trust's Post-Effective Amendment No. 13 to its Registration Statement on Form N-1A, including exhibits. This Amendment has been marked to show changes from the Trust's Post-Effective Amendment No. 12 to its Registration Statement on Form N-1A.

         This Amendment is being filed pursuant to Rule 485(b) under the 1933 Act. Please contact the undersigned at 415-778-0200 with your comments or questions.


                                                Very truly yours,

                                                /s/ Jerome L. Dodson

                                                Jerome L. Dodson

                                                  1933 Act File No.: 33-36065
                                                  1940 Act File No.: 811-6673

                       Securities and Exchange Commission
                              Washington, DC 20549


                                    Form N-1A

                  REGISTRATION UNDER THE SECURITIES ACT OF 1933

                        Post-Effective Amendment No. 13

                                     and/or


                  REGISTRATION UNDER THE INVESTMENT ACT OF 1940

                                Amendment No. 15

                       __________________________
                       ---------------------------

                           THE PARNASSUS INCOME TRUST

                 (Exact Name of Registrant as Specified in Charter)

                                   One Market
                           Steuart Tower - Suite #1600
                             San Francisco, CA 94105

                     (Address of Principal Executive Office)

            Registrant's Telephone Number including Area Code: (415) 778-0200

                                Jerome L. Dodson
                                   One Market
                           Steuart Tower - Suite #1600
                             San Francisco, CA 94105


                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective on May 1, 2002 pursuant to paragraph (b) of Rule 485.

                          -------------------------

Title of Securities Being Registered..........Shares of Beneficial Interest,
no par value.

                           THE PARNASSUS INCOME TRUST
          One Market-Steuart Tower #1600 San Francisco, Ca 94105 800-999-3505
------------------------------------------------------------------------------



PROSPECTUS-MAY 1, 2002

The Parnassus Income Trust (the "Trust") is a mutual fund, managed by Parnassus Investments (the "Adviser"). The Adviser chooses the Trust's investments according to social standards described in this Prospectus. In general, the Adviser will choose investments that it believes will have a positive social impact.

     The Trust has three funds. The Equity Income Fund invests primarily in stocks that pay a dividend, and its investment objective is both current income and capital appreciation. The Fixed-Income Fund invests primarily in bonds and other fixed-income investments, and its investment objective is a high level of current income consistent with safety and preservation of capital. The California Tax-Exempt Fund (for California residents only) has as its investment objective a high level of current income exempt from federal and California personal income tax consistent with prudent investment management.



                                TABLE OF CONTENTS

Investment Summary                      2  How to Purchase Shares            14
Trust Expenses                          8  How to Redeem Shares              15
The Legend of Mt. Parnassus             9  Distributions and Taxes           16
Investment Objectives and Policies     10  Financial Highlights              18
The Adviser                            13  General Information               20



Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission (SEC), and the SEC has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                               INVESTMENT SUMMARY


PARNASSUS EQUITY INCOME FUND
------------------------------------------------------------------------------
Investment Objective and Principal Strategies

The Parnassus Equity Income Fund invests primarily in a diversified portfolio of equity securities. Its investment objective is both current income and capital appreciation. Equity securities include common and preferred stock as well as convertible bonds. At least 80% of the Fund's total assets will normally be invested in equity securities that pay interest or dividends. The remaining 20% may be invested in non-dividend paying equity securities. The Fund seeks to invest in equity securities that pay dividends above the yield of the S&P 500 and which the Adviser believes have the capacity to raise dividends in the future and also have the potential for capital appreciation. To determine a company's prospects, the Adviser reviews the company's profit and loss statement, sales, earnings and dividend histories, net cash flow and outlook for future earnings.

Although the Fund seeks to have almost all its assets invested in stocks or other equity securities, the Adviser will not invest in a security that doesn't meet its criteria. If the Adviser cannot find enough securities to complete a diversified portfolio, the Fund may invest a substantial portion of its assets in money market instruments (i.e. "cash" or cash equivalents). In pursuing such a policy, the Fund is not involved in market-timing, but rather holding "cash" until it can find appropriate investments.

The Fund takes social as well as financial factors into account in making investment decisions. In general, the Parnassus Equity Income Fund looks for companies that respect the environment, treat their employees well, have effective equal employment opportunity policies and good community relations as well as ethical business dealings. The Fund will not invest in companies that are involved with gambling or manufacture alcohol or tobacco products. The Fund also screens out weapons contractors and those that generate electricity from nuclear power.

     Principal Risks of Investing in the Equity Income Fund

Investing in the Fund may result in a loss of money. When you sell your shares, they may be worth more or less than what you paid for them. The Fund's share price changes daily based on the value of its holdings. Stock markets are volatile and stock values fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions both here and abroad. The Fund's holdings can vary significantly from broad stock market indexes. As a result, the Fund's performance can deviate from the performance of these indexes. For best results, investors should have a long-term perspective and plan to hold their shares for at least three years. (Legally, shareholders may redeem at any time, but the Fund manager recommends a minimum three-year holding period.)

     Performance Information for the Equity Income Fund

The bar chart below provides an indication of the risks of investing in the Parnassus Equity Income Fund by showing changes in the Fund's performance from year to year over a nine-year period. Prior to March 31, 1998, the Parnassus Equity Income Fund had a different investment objective, maintaining a balanced portfolio of both stocks and bonds. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

[INSERT GRAPH]

During the nine-year period shown in the bar chart, the highest return for a quarter was 23.4% (quarter ending December 31, 1998) and the lowest return for a quarter was a loss of 11.6% (quarter ending September 30, 1998).

Below is a table comparing the performance of the Parnassus Equity Income Fund with the S&P 500 Index and the average equity income fund followed by Lipper Inc. Figures are average annual returns for the one and five-year periods and for the life of the Fund (since inception on August 31, 1992) for periods ending December 31, 2001. The table and the bar chart are intended to demonstrate the risk of investing in the Fund by showing how the Fund's average annual total returns compare with a stock index and a group of similar mutual funds and also how the Fund's performance varies from year to year.

                          Average Annual Total Returns
                         (all periods ending 12/31/01)

                                                                                                  Since Inception
                                                               One Year           Five Years      (August 31, 1992)
                                                               --------           ----------      -----------------
S&P 500                                                        (11.89%)             10.68%              13.75%
Lipper Equity Income Fund Average                               (5.65%)             8.29%               11.41%
Parnassus Equity Income Fund Return before Taxes                 9.97%              13.89%              13.28%
Parnassus  Equity  Income  Fund  Return  after  Taxes  on        8.32%              10.63%              10.17%
Distributions
Parnassus  Equity  Income  Fund  Return  after  Taxes  on        6.43%              9.97%                9.57%
Distributions and Sale of Fund Shares

-------------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future returns. Investment return and principal will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500 is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized index of common stock prices. An individual cannot invest in the S&P 500 Index. The S&P 500 index reflects no deductions for fees, expenses or taxes. The Lipper Equity Income Fund Average and the Parnassus Equity Income Fund return before taxes reflect deductions for fees and expenses, but not taxes. After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

PARNASSUS FIXED-INCOME FUND
------------------------------------------------------------------------------
Investment Objective and Principal Strategies

The Parnassus Fixed-Income Fund invests in a diversified portfolio of bonds and other fixed income instruments and its investment objective is a high level of current income consistent with safety and preservation of capital. The Fund invests in investment grade bonds which means they are rated within the four highest categories as determined by a nationally-recognized rating service. Ordinarily, at least 65% of the Fund's total net assets will be invested in fixed-income securities rated "A" or better by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Rating Group (S&P) and at least 80% in fixed-income securities with investment grade ratings (i.e. rated at least BBB-or Baa3 or better).

The Fund may invest in a combination of long-term, intermediate-term or short-term fixed-income securities depending on market conditions and these securities may also have floating or variable interest rates. The portfolio may be comprised of U.S. Government obligations, corporate bonds, preferred stock, convertible preferred stock and convertible bonds. The Fund will not invest in "high-yield" or "junk" bonds. The Fund may, however, hold bonds that were investment grade when first purchased, but have subsequently fallen below investment grade. The Adviser, however, will not permit more than 15% of the Fund's total net assets to be invested in such bonds at any one time.

The Fund may invest up to 15% of its assets in convertible debentures (bonds that can be converted into stock or other equity in the issuing company). Although straight bonds must have an investment grade rating, convertible debentures will only have to have a rating of B- or better. If these bonds are converted into stock, the Fund may hold the stock until sale.

The Fund takes social as well as financial factors into account in making investment decisions. In general, the Parnassus Fixed-Income Fund looks for companies that respect the environment, treat their employees well, have effective equal employment opportunity policies and good community relations as well as ethical business dealings. The Fund will not invest in companies that are involved with gambling or manufacture alcohol or tobacco products. The Fund also screens out weapons contractors and those that generate electricity from nuclear power.

     Principal Risks of Investing in the Fixed-Income Fund

Investing in the Fund may result in a loss of money when you sell your shares. The Fund's share price changes daily based on the value of its holdings. The Fund's average weighted maturity will be between 5 and 20 years. The value of the Fund will vary inversely with changes in interest rates. As interest rates go up, the net asset value will likely go down, and as interest rates drop, the NAV of the Fund will likely go up. This Fund is intended for investors who can accept the fact that there will be principal fluctuations. The NAV of the Fund will also be affected by other factors such as credit risk (the possibility that an issuer of a debt obligation does not pay the Fund interest or principal) and market risk (the possibility that the market value of an investment may move up or down and that its movement may occur quickly or unpredictably). When you sell your shares of the Fund, they may be worth more or less than what you paid for them.

Performance Information for the Fixed-Income Fund

The bar chart below provides an indication of the risks of investing in the Parnassus Fixed-Income Fund by showing changes in the Fund's performance from year to year over a nine-year period. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

[INSERT GRAPH]

During the nine-year period shown in the bar chart, the highest return for a quarter was 7.5% (quarter ending June 30, 1995) and the lowest return for a quarter was a loss of 4.4% (quarter ending June 30, 1994).


Below is a table comparing the performance of the Parnassus Fixed-Income Fund with the Lehman Government/Corporate Bond Index and the average A-rated bond fund followed by Lipper Inc. Figures are average annual returns for the one and five-year periods and for the life of the Fund (since inception on August 31, 1992) for periods ending December 31, 2001. The table and the bar chart are intended to demonstrate the risk of investing in the Fund by showing how the Fund's average annual total return compare with a stock index and a group of similar mutual funds and also how the Fund's performance varies from year to year.


                          Average Annual Total Returns
                          (all periods ending 12/31/01)

                                                                                                  Since Inception
                                                               One Year           Five Years      (August 31, 1992)
                                                               --------           ----------      -----------------
Lehman Government/Corporate Bond Index                           8.50%              7.37%                6.98%
Lipper A-Rated Bond Fund Average                                 7.47%              6.24%                6.50%
Parnassus Fixed-Income Fund Return before Taxes                 11.31%              5.62%                6.27%
Parnassus   Fixed-Income   Fund  Return  after  Taxes  on        8.92%              3.12%                3.86%
Distributions
Parnassus   Fixed-Income   Fund  Return  after  Taxes  on        6.86%              3.25%                3.87%
Distributions and Sale of Fund Shares

-------------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future returns. Investment return and principal will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lehman Government/Corporate Bond Index is a widely recognized index measuring the performance of bonds and other fixed-income securities. An individual cannot invest directly in the index. The Lehman Government/Corporate Bond Index reflects no deductions for fees, expenses or taxes. The Lipper A-Rated Bond Fund average and the Parnassus Fixed-Income Fund return before taxes reflect deductions for fees and expenses, but not taxes. After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).


PARNASSUS CALIFORNIA TAX-EXEMPT FUND
--------------------------------------------------------------------------------
Investment Objective and Principal Strategies

The Parnassus California Tax-Exempt Fund is available to California residents only. It invests in a diversified portfolio of tax-exempt, investment grade securities issued by California state and local governments and by other public authorities. Its investment objective is to provide a high level of current income exempt from both federal and California personal income tax consistent with prudent investment management.


The Fund invests in investment grade bonds which means they are rated within the four highest categories as determined by a nationally-recognized rating service. No more than 20% of the Fund's portfolio will be invested in the 4th highest category. Under normal circumstances, the Fund will invest at least 80% of its assets in California municipal obligations. However, it could invest up to 20% of its assets in private activity bonds that may be subject to the federal alternative minimum tax.


The Fund takes social as well as financial factors into account in making investment decisions. The Parnassus California Tax-Exempt Fund seeks a portfolio that will have a positive social and environmental impact. Examples would be bonds that support schools, libraries, hospitals, mass transit, low and moderate income housing and pollution control facilities.

Principal Risks of Investing in the California Tax-Exempt Fund

Investing in the Fund may result in a loss of money when you sell your shares. The Fund's share price changes daily based on the value of its holdings. The Fund's average weighted maturity will normally be five years or more. The value of the Fund will vary inversely with changes in interest rates. As interest rates go up, the net asset value (NAV) will likely go down, and as interest rates drop, the NAV of the Fund will likely go up. The Fund is also subject to credit risk and market risk. This Fund is intended for investors who can accept the fact that there will be principal fluctuations. As the Fund invests primarily in California municipal securities, there are special risks involved. The NAV of the Fund will be affected by factors such as changes to the state constitution regarding taxes, changes in the federal tax status of municipal securities and changes in bond ratings based on the California economy. When you sell your shares of the Fund, they may be worth more or less than what you paid for them.

Performance Information for the California Tax-Exempt Fund

The bar chart below provides an indication of the risks of investing in the Parnassus California Tax-Exempt Fund by showing changes in the Fund's performance from year to year over a nine-year period. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

[INSERT GRAPH]

During the nine-year period shown in the bar chart, the highest return for a quarter was 8.0% (quarter ending March 31, 1995) and the lowest return for a quarter was a loss of 5.7% (quarter ending March 31, 1994).


Below is a table comparing the performance of the Parnassus California Tax-Exempt Fund with the Lehman Municipal Bond Index and the average California Municipal Bond Fund followed by Lipper, Inc. Figures are average annual returns for the one and five-year periods and for the life of the Fund (since inception on August 31, 1992) for periods ending December 31, 2001. The table and the bar chart are intended to demonstrate the risk of investing in the Fund by showing how the Fund's average annual total return compare with a stock index and a group of similar mutual funds and also how the Fund's performance varies from year to year.




                          Average Annual Total Returns
                         (all periods ending 12/31/01)
                                                                                                  Since Inception
                                                               One Year           Five Years      (August 31, 1992)
                                                               --------           ----------      -----------------
Lehman Municipal Bond Index                                      5.13%              5.98%                6.43%
Lipper California Municipal Bond Fund Average                    3.71%              5.07%                5.86%
Parnassus California Tax-Exempt Fund Return before Taxes         3.09%              5.54%                6.19%
Parnassus  California  Tax-Exempt Fund Return after Taxes        2.96%              5.48%                6.13%
on Distributions
Parnassus  California  Tax-Exempt Fund Return after Taxes        3.66%              5.36%                5.96%
on Distributions and Sale of Fund Shares

-------------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future returns. Investment return and principal will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lehman Municipal Bond Index is a recognized index measuring performance of municipal bonds in the United States. An individual cannot invest directly in an index. The Lehman Municipal Bond Index reflects no deductions for fees, expenses or taxes. The Lipper California Municipal Bond Fund average and the Parnassus California Tax-Exempt Fund return before taxes reflect deductions for fees and expenses, but not taxes. After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).


                                 TRUST EXPENSES

This table describes the fees and expenses of the Trust.

                                           Equity       Fixed-      California
Annual Fund Operating Expenses             Income       Income     Tax- Exempt
(DEDUCTED FROM FUND ASSETS)                 Fund         Fund            Fund
-------------------------------------------------------------------------------

Management Fees (before fee waiver)         0.74%        0.50%         0.50%
Distribution (12b-1) Fees                   None         None          None
Other Expenses                              0.44%        0.65%         0.35%
Total Annual Fund Operating Expenses        1.18%        1.15%         0.85%
Expense Reimbursement                       0.18%        0.32%         0.20%
Net Expenses                                1.00%        0.83%         0.65%

The "Total Annual Fund Operating Expenses" indicated in the table overstate the expenses you may actually pay since they are based on expenses before fee reimbursements and not on the Net Expenses. However, the Adviser was contractually obligated to limit the total operating expenses to 1.07%, 0.87%, and 0.75% of the net assets of the Equity Income Fund, the Fixed-Income Fund, and the California Tax-Exempt Fund, respectively. The Adviser's contractual obligation was not in place until December 31, 2001. From January 1, 2002 until December 31, 2002, there will be no expense cap for the Equity Income Fund, but total operating expenses for the Fixed-Income Fund and the California Tax-Exempt Fund will be contractually capped at 0.87% and 0.75% respectively. After December 31, 2002, the Adviser may discontinue the expense limit upon giving 30 days' prior notice to the Fund. The SEC, though, requires that the calculations of Total Annual Fund Operating Expenses be made on the basis of pre-waiver expenses to show what expenses might potentially be in the future.

The examples in this table are intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each of the funds for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investments have a 5%* return each year and that the funds' operating expenses remain the same except that the Adviser's reduction of its investment advisory fee is reflected only in the first year's calculation. Although your actual costs may be higher or lower, based on these assumptions, your cost would be as follows:

                              ONE YEAR    THREE YEARS    FIVE YEARS    TEN YEARS
Equity Income Fund              $120         $375           $649        $1,432
Fixed-Income Fund                $85         $334           $602        $1,369
California Tax-Exempt Fund       $66         $251           $452        $1,030

o The 5% return figure is an example that regulations require all mutual funds to use as an illustration. It should not be considered a representation of past or future performance. Actual performance and expenses may be greater or less than those shown.

The expenses shown above are the total fees you would pay throughout the time period indicated -- not expenses you would pay every year. For example, the figure for ten years is not the expense figure for that single year, but the total cumulative expenses a shareholder would have paid for the entire ten-year period.

From time to time, a fund may direct brokerage commissions to firms that may pay certain expenses of a fund subject to "best execution." This is done only when brokerage costs are reasonable and the Fund determines that the reduction of expenses is in the best interest of the fund's shareholders. No fund engaged in such directed brokerage in 2001. If a fund does so in the future, such directed brokerage is expected to occur on an irregular basis, so the effect on the expense ratios cannot be calculated with any degree of certainty.


                           THE LEGEND OF MT. PARNASSUS

Parnassus is a mountain in central Greece whose twin peaks rise more than 8,000 feet above sea level. A dense forest covers the slopes of Mt. Parnassus, but the summit is rocky and, most of the time, covered with snow. The mountain plays a prominent role in Greek mythology because on its southern slope, overlooking the Gulf of Corinth, lies Delphi, site of the famous oracle.

Originally, the oracle belonged to Gaia, the earth goddess. Later, Mother Earth was worshipped under the name Delphyne and she controlled the oracle along with her serpent-son, Python, and her priestess - daughters who controlled the rites. Eventually, the Greek god, Apollo, took over the site, doing away with Python, but keeping the priestesses.

The most "Greek" of the gods, Apollo represented enlightenment and civilization and presided over the establishment of cities. Identified with the development of Greek codes of law, Apollo was also the god of light, a master musician and a skilled archer. Legend has it that Python, an enormous serpent raised in the caves of Mt. Parnassus, controlled the site of Delphi. When Apollo, representing civilization, challenged Python, representing anarchy, there was a heroic struggle, but the god finally killed the dragon by shooting a hundred arrows into its body.

There were many oracles in ancient Greece, but only the one at Delphi achieved a record of reliability. Apollo's temple at Delphi soon became an enormous storehouse of treasures that were gifts of those who had consulted the oracle.

The oracle communicated through the voice of a priestess who spoke while in a trance. The priests of Delphi, who interpreted the sayings of the priestess, obtained a great deal of knowledge and information from talking to the people who came from all over the Greek world to consult at the shrine of Apollo. Quite often, the oracle went against the prevailing wisdom of the time and frequently, the proud were humbled and the lowly were justified.


                       INVESTMENT OBJECTIVES AND POLICIES


Social Policy

The Adviser looks for certain social policies in the companies in which the Trust invests. These social policies are: (1) treating employees fairly; (2) sound environmental protection policies; (3) a good equal employment opportunity program; (4) quality products and services; (5) a record of civic commitment; and (6) ethical business practices. Obviously, no company will be perfect in all categories, but the Adviser makes value judgments in deciding which companies best meet the criteria. The Adviser also considers social factors other than these six (as discussed under the investment objectives of each of the three Funds).

Although the Trust emphasizes positive reasons for investing in a company, our operating policies call for excluding companies that manufacture alcohol or tobacco products or are involved with gambling. The Trust also screens out weapons contractors and those that generate electricity from nuclear power.

The social criteria of the Parnassus Income Trust limit the availability of investment opportunities. However, the Trustees and the Adviser believe that there are sufficient investments available that can meet the Trust's social criteria and still enable each fund to provide a competitive rate of return.

PARNASSUS EQUITY INCOME FUND
-------------------------------------------------------------------------------

The investment objective of the Equity Income Fund is both current income and capital appreciation. The Fund tries to achieve this objective by investing primarily in a diversified portfolio of equity securities. Equity securities include common and preferred stock as well as securities that are convertible into these instruments such as convertible bonds. As an operating policy, at least 80% of the Fund's total assets will normally be invested in equity securities that pay a dividend or interest and up to 20% of the Fund's total assets may be invested in non-dividend paying equity securities. However, for temporary, defensive purposes in response to adverse market, economic or political conditions, the Fund may invest all its assets in money market instruments or investment grade debt. "Investment grade" means rated within the four highest categories as determined by a nationally-recognized rating service such as S&P or Moody's.

The Fund seeks to invest in equity securities that pay above-average dividends and which the Adviser believes have the capacity to raise dividends in the future and also have the potential for capital appreciation. The Fund seeks to achieve a yield for its shareholders that exceeds the yield on the securities comprising the S&P 500 Composite Stock Price Index.

The Equity Income Fund may, as an operating policy, also invest up to 10% of its assets in community development loan funds such as those that provide financing for small business and for low and moderate income housing. The Fund will not make loans to a project itself, but rather will invest money in an intermediary community loan fund. With projects having a strong, positive social impact, the Fund may invest in obligations issued by community loan funds at below market interest rates. Generally, there is no secondary market, and thus no liquidity, for these investments. In general, the Fund seeks to invest in community organizations that have had a successful record in making these kinds of loans and that are deemed creditworthy by the Adviser.

     Risks

As with all investments, there are a number of risks associated with the Equity Income Fund. Equity securities in the Fund pose a risk in that an individual enterprise may fall on hard times and operate with little or no profits; this would depress the price of its stock. Also, companies that pay dividends may not do so if they don't have profits or adequate cash flow. There are also risks associated with the economic cycle (e.g., a recession) as well as market risks that might sharply reduce the valuation of all stocks or stocks in a specific industry. Since the Equity Income Fund invests primarily in stocks that pay a dividend, the portfolio will be invested in larger, more mature companies. These companies tend to be safer and less volatile than those companies that don't pay a dividend.

With preferred stock and higher-yielding common stocks such as utilities, a major risk is increased interest rates that will decrease the market value of the securities in question. For a fuller description of interest rate risk, see the "Risks" section under Fixed-Income Fund.

Money market instruments generally limit potential for capital appreciation. The Fund's investment in debt securities and money market instruments subjects it to other types of risks. For more information on the risks associated with debt securities, see the "Risks" section under Fixed-Income Fund.

There are also special risks involved with community development investments which may comprise as much as 10% of the Fund. These investments do not have liquidity, and community loan funds do not have the same kind of financial resources as do large commercial enterprises. Moreover, there is no publicly available track record for community loan funds so it is hard to assess the history of these kinds of investments. In fact, one of the social objectives of the Parnassus Income Trust is to establish a publicly available track record for community development investments.


PARNASSUS FIXED-INCOME FUND
The investment objective of the Fixed-Income Fund is a high level of current income consistent with safety and preservation of capital. The Adviser seeks to achieve this objective by investing in a diversified portfolio of bonds and other fixed-income instruments that are rated investment grade. Securities in the lowest of the four investment grade categories (Baa or BBB, as rated by Moody's and S&P, respectively) are considered investment grade, but they may have speculative elements about them. The Fixed-Income Fund ordinarily will have at least 65% of its net assets in fixed-income securities rated "A" or better (i.e., the three highest categories) by S&P or Moody's and at least 80% in fixed-income securities with investment grade ratings. However, for temporary defensive purposes or in response to adverse market, economic or political conditions, the Fund may invest all its assets in money market instruments. See the Appendix in the SAI for a description of bond ratings. Obligations issued or guaranteed by the United States Government, its agencies or instrumentalities need not have a rating.

The Fixed-Income Fund may invest in long-term, intermediate-term or short-term fixed-income securities or any combination thereof, depending on market conditions, and these securities may also have floating or variable interest rates. Securities in this Fund may include preferred stock, convertible preferred stock and convertible bonds.

The Fixed-Income Fund invests in investment grade securities. The Fund will not invest in "high-yield" or "junk" bonds except for convertible debentures. Because of this emphasis on quality and safety, the Fund's yield may not be as high as it otherwise might be.

The Fund may invest up to 15% of its assets in convertible debentures (bonds that can be converted into stock or other equity in the issuing company). Although straight bonds must have an investment grade rating, convertible debentures will only have to have a rating of B- or better. If these bonds are converted into stock, the Fund may hold the stock until sale.

This Fund may, as an operating policy, also invest up to 10% of its assets in community development loan funds. See the "Risks" section on the Equity Income Fund for details.

     Risks

The Fund's holdings, share price, yield and total return may fluctuate in response to bond market movements. The Adviser anticipates that the Fixed-Income Fund's average weighted maturity will be between 5 and 20 years. Because of this relatively long maturity, the value of this Fund will vary inversely with changes in interest rates. As interest rates go up, the NAV will likely go down, and as interest rates drop, the NAV of this Fund will likely go up. This is known as "interest rate risk." The Fund is subject to credit risk (the risk that the default of an issuer would leave the Fund with unpaid interest or principal) and market risk (the risk that the market value of an investment may move up or down, sometimes rapidly or unpredictably). The Fixed-Income Fund is intended for investors who can accept the fact that there will be principal fluctuations. For a description of risks associated with community development loan funds, see the "Risks" section in the Equity Income Fund.


PARNASSUS CALIFORNIA TAX-EXEMPT FUND
-------------------------------------------------------------------------------
The investment objective of the California Tax-Exempt Fund is to provide a high level of current income exempt from both federal and California personal income tax consistent with prudent investment management. The Adviser pursues this objective by investing in a diversified portfolio of tax-exempt, investment grade securities issued by California state and local governments and by other public authorities. This Fund is for California residents only.

For temporary purposes, the Fund may invest up to 10% of its assets in no-load, open-end investment companies which invest in tax-exempt securities with maturities of less than one year ("tax-exempt money market funds") but the Fund will put no more than 5% of its assets into any one fund.

Normally, the Fund will have all its assets invested in tax-exempt securities issued by California State and local governments, but in response to adverse market, economic or political conditions, or for temporary defensive purposes, may invest in short-term taxable or tax-exempt money market instruments. Temporary investments will be limited to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, prime commercial paper deposits with federally-insured financial institutions or money market instruments issued California State or local governments. The Fund may engage in repurchase transactions involving U.S. Government securities.

     Risks

Since the California Tax-Exempt Fund invests primarily in California municipal securities, there are special risks involved. Changes in the State constitution and other laws raise questions about the ability of State and municipal issuers to obtain sufficient revenue to pay their bond obligations. In particular, California voters have approved amendments to the State constitution which limit property taxes as well as the ability of taxing entities to raise other types of taxes. In addition, another constitutional amendment, popularly known as the Gann Initiative, limits increases in revenue appropriations. Because the Fund will concentrate its investments in California obligations, the Fund is more susceptible to economic, political and other developments that may adversely affect issuers of California obligations than a municipal bond fund that is not as geographically concentrated. By way of illustration, although California has a relatively diversified economy, California has concentrations in the computer services, software design, motion pictures and high technology manufacturing industries. The Fund, therefore, may be more susceptible to developments affecting those industries than a municipal bond fund that invests in obligations of several states.

In early 2001, energy costs surged to very high levels in California forcing privately-owned utilities to the brink of insolvency (and in one case, bankruptcy). Because the utilities did not have the financial resources to purchase energy, the State purchased energy and distributed it to consumers via the utilities. Because of these expenditures and the need to finance them with municipal bonds, California's credit rating has weakened which could affect municipal debt.

The Fund typically invests in securities with maturities of more than one year, and the average maturity of all securities will usually be five years or more. If the Adviser determines that market conditions warrant a shorter average maturity, the Fund will be adjusted accordingly. The Fund is subject to credit risk, market risk and interest rate risk (for a full description of these risks, see "Risks" section in the Fixed-Income Fund). In addition, the Fund's investments may be difficult to value precisely and sell at a desired time or price. Also the Fund may be affected if a municipality fails to include an obligation held by the Fund in future budgets. The California Tax-Exempt Fund is intended for investors who can accept the fact that there will be fluctuations in principal.

                                   THE ADVISER

Parnassus Investments (the "Adviser"), One Market-Steuart Tower #1600, San Francisco, California 94105, acts as investment adviser to each fund subject to the control of the Trust's Board of Trustees, and as such, supervises and arranges the purchase and sale of securities held in the funds' portfolios. The Adviser has been the investment manager of the Parnassus Fund since 1984 and the Parnassus Income Trust since 1992.

Jerome L. Dodson, 58, President and Trustee of the Parnassus Income Trust, is also President of Parnassus Investments. From 1975 to 1982, Mr. Dodson served as President and Chief Executive Officer of Continental Savings and Loan Association in San Francisco. From 1982 to 1984, he was President of Working Assets Money Fund and he also served as a Trustee from 1988 to 1991. He is a graduate of the University of California at Berkeley and of Harvard University's Graduate School of Business Administration where he concentrated in finance. He is also President and Trustee of the Parnassus Fund. He served as portfolio manager of the Equity Income Fund and the Fixed-Income Fund from 1992 until April of 2002 and as portfolio manager of the California Tax-Exempt Fund from May 1998 until April of 2002.

Todd Ahlsten is the portfolio manager of the Equity Income Fund and the Fixed-Income Fund and has served in those capacities since May of 2001. He is also Director of Research at Parnassus Investments where he has worked since 1995. He is Vice President of Parnassus Investments and of the Parnassus Income Trust. Mr. Ahlsten is a graduate of the Haas School of Business at the University of California at Berkeley.

Ben Liao has been portfolio manager of the California Tax-Exempt Fund since May of 2001 and has worked as a financial analyst with Parnassus Investments since 1993. He is a graduate of UCLA and holds an MBA from the University of San Francisco.

For its services, the Trust, under an Investment Advisory Agreement (the "Agreement") between the Trust and the Adviser, pays the Adviser a fee, computed and payable at the end of each month, at the following annual percentages of each Fund's average daily net assets: for the Equity Income Fund, 0.75% of the first $30 million, 0.70% of the next $70 million and 0.65% of the amount above $100 million; and for the Fixed-Income Fund and the California Tax-Exempt Fund, the fee is 0.50% of the first $200 million, 0.45% of the next $200 million and 0.40% of the amount above $400 million. However, after taking into account the Adviser's expense reimbursement (more fully described below) the following were actually charged in 2001. For the Equity Income Fund, the investment advisory fee was 0.54%. Parnassus Investments received net advisory fees totaling $344,585 from the Equity Income Fund for the year ended December 31, 2001. For the Fixed-Income Fund, the investment advisory fee was 0.18%. Parnassus Investments received net advisory fees totaling $21,326 from the Fixed-Income Fund for the year ended December 31, 2001. For the California Tax-Exempt Fund, the investment advisory fee was 0.30%. Parnassus Investments received net advisory fees totaling $55,387 from the California Tax-Exempt Fund for the year ended December 31, 2001.

For 2002, Parnassus Investments has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 0.87% of net assets for the Fixed-Income Fund and 0.75% of net assets for the California Tax-Exempt Fund.


                             HOW TO PURCHASE SHARES

     Direct Purchase Of Shares
To purchase shares, an investor should complete and mail the application form along with a check payable to The Parnassus Income Trust. It should be sent to the Trust at the following address.

                           The Parnassus Income Trust
                         One Market-Steuart Tower #1600
                         San Francisco, California 94105

An initial investment must be at least $2,000 per fund except for certain employee benefit plans or tax qualified retirement plans (such as IRAs or SEPs), Parnassus Automatic Investment Plan (PAIP) and accounts opened pursuant to the Uniform Gifts to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA"), which have a $500 minimum. Additional investments for all accounts must be at least $50. Parnassus Investments reserves the right to reject any order. With additional investments, shareholders should write the name and number of the account on the check. Checks do not need to be certified, but are accepted subject to collection and must be drawn in United States dollars on United States banks. Investments in the Equity Income Fund and the California Tax-Exempt Fund, if received before 1:00 p.m. San Francisco time, will be processed at the net asset value calculated on the same business day they are received. If an investment in either of these Funds is received after 1:00 p.m. San Francisco time, it will be processed on the next business day. A fee of $15.00 will be assessed if a check is returned to us unpaid due to insufficient funds, stop payment or for any other reason.

An investment in the Fixed-Income Fund, if received before 12:00 noon San Francisco time, will be processed at the net asset value calculated on the same business day it is received. An investment in this Fund received after 12:00 noon San Francisco time will be processed on the next business day.

     Other Information

The Trust also offers additional services to investors including plans for the systematic investment and withdrawal of money as well as IRA, ROTH IRA and SEP plans. Information about these plans is available from Parnassus Investments.

There is no sales charge for the purchase of Trust shares, but investors may be charged a transaction or other fee in connection with purchases or redemptions of Trust shares on their behalf by an investment adviser, a brokerage firm or other financial institution.

     Purchases Via Parnassus Automatic Investment Plan (PAIP)

After making an initial investment to open a Fund account ($500 minimum), a shareholder may purchase additional Fund shares ($50 minimum) via the PAIP. On a monthly or quarterly basis, your money will automatically be transferred from your bank account to your fund account on the day of your choice (3rd or 18th day of the month). You can elect this option by filling out the PAIP section on the new account form. For further information, call the Trust and ask for the free brochure called "Automatic Investing and Dollar-Cost Averaging." A fee of $15.00 will be assessed if the automatic purchase cannot be made due to insufficient funds, stop payment or for any other reason.

     Net Asset Value

The net asset value (NAV) for each fund will usually be calculated on every day the New York Stock Exchange (NYSE) is open for trading ("business day") and on any other day there is a sufficient degree of trading in investments held by the Fund to affect the net asset value. The NYSE is closed on national holidays and Good Friday. The NAV of the Equity Income Fund and the California Tax-Exempt Fund will usually be calculated as of the close of trading on the NYSE, usually 4:00 p.m. Eastern time. The NAV of the Fixed-Income Fund will usually be determined as of one hour prior to the close of trading on the NYSE, usually 3:00 p.m. Eastern time. The NAV may not be determined on any day that there are no transactions in shares of the Fund.

The net asset value per share is the value of a fund's assets, less its liabilities, divided by the number of outstanding shares of that fund. In general, the value of a fund's portfolio securities is the market value of such securities. However, securities and other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees.


                              HOW TO REDEEM SHARES

You may sell or redeem your shares by offering them for "repurchase" or "redemption" directly to the Trust. To sell your shares to the Trust (that is, to redeem your shares), you must send your written instructions to the Trust at One Market-Steuart Tower #1600, San Francisco, California 94105. You may also send your redemption instructions by FAX to (415) 778-0228 if the redemption is less than $25,000. Your shares will be redeemed at the NAV next determined after receipt by the Trust of your written instructions in proper form. Give your account number and indicate the number of shares you wish to redeem. All owners of the account must sign the redemption request unless the account application states that only one signature is necessary for redemptions. All redemption checks must be sent to the address of record on the account. The Trust must have a change-of-address on file for 30 days before we send redemption or distribution checks to the new address. Otherwise, we require a signature guarantee or the check must be sent to the old address. If you wish to have the redemption proceeds sent by wire transfer or by overnight mail, there will be a charge of $15 per transaction. The Trust usually requires additional documents when shares are registered in the name of a corporation, agent or fiduciary or if you are a surviving joint owner. In the case of a corporation, we usually require a corporate resolution signed by the secretary. In the case of an agent or fiduciary, we usually require an authorizing document. In the case of a surviving joint owner, we usually require a copy of the death certificate. Contact the Trust by phone at (800) 999-3505 if you have any questions about requirements for redeeming your shares.

If the Trust has received payment for the shares you wish to redeem and you have provided the instructions and any other documents needed in correct form, the Trust will promptly send you a check for the proceeds from the sale. Ordinarily, the Trust must send you a check within seven days unless the NYSE is closed for days other than weekends or holidays. However, payment may be delayed for any shares purchased by check for a reasonable time (not to exceed 15 days from the date of such purchase) necessary for the Trust to determine that the purchase check will be honored.

EXCHANGE PRIVILEGES. The proceeds of a redemption of shares of a fund can be used to purchase shares of another fund. The proceeds of a redemption of shares from a fund can also be used to purchase shares of the Parnassus Fund, but the purchase of Parnassus Fund shares will be subject to a sales charge if no sales charge was paid on the fund shares redeemed. If shares are redeemed from the Parnassus Fund and the proceeds invested in shares of the Trust, there will be no additional sales charge if those Trust shares are redeemed and the proceeds invested back into the Parnassus Fund.

There is no limit on the number or dollar amount of exchanges. The Trust reserves the right to modify or eliminate this exchange privilege in the future. The exchange privilege is only available in states where the exchange may be legally made. The exchange of shares is treated as a sale and an exchanging shareholder may, therefore, realize a taxable gain or loss.

TELEPHONE TRANSFERS. Shareholders who elect to use telephone transfer privileges must so indicate on the account application form. The telephone transfer privilege allows a shareholder to effect exchanges from a fund into an identically registered account in another fund or The Parnassus Fund. Neither the Trust nor Parnassus Investments will be liable for following instructions communicated by telephone reasonably believed to be genuine; a loss to the shareholder may result due to an unauthorized transaction. The Trust and the transfer agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Procedures may include one or more of the following: recording all telephone calls requesting telephone exchanges, verifying authorization and requiring some form of personal identification prior to acting upon instructions and sending a statement each time a telephone exchange is made. The Trust and Parnassus Investments may be liable for any losses due to unauthorized or fraudulent instructions only if such reasonable procedures are not followed. Of course, shareholders are not obligated in any way to authorize telephone transfers and may choose to make all exchanges in writing. The telephone exchange privilege may be modified or discontinued by the Trust at any time upon 60 days' written notice to shareholders.
REDEMPTION OF SMALL ACCOUNTS. The Trustees may, in order to reduce the expenses of the Trust, redeem all of the shares of any shareholder whose account is worth less than $500 (as a result of a redemption order). This will be done at the NAV determined as of the close of business on the business day preceding the sending of such notice of redemption. The Trust will give shareholders whose shares are being redeemed 60 days' prior written notice in which to purchase sufficient shares to avoid such redemption.


                             DISTRIBUTIONS AND TAXES

The Equity Income Fund normally declares and pays dividends from net investment income ("income dividends") on a quarterly basis. The Fixed-Income Fund and the California Tax-Exempt Fund normally declare and pay income dividends on a monthly basis. Dividends from net long-term capital gains ("capital gains dividends") are paid once a year (usually in November) for each Fund. Shareholders can have dividends paid in additional shares and reinvested or paid out in cash. If an investor purchases shares just before the dividend date, he or she will be taxed on the distribution even though it's a return of capital.

     Taxation of Shareholders in Equity Income and Fixed-Income Funds

For the Equity Income Fund and the Fixed-Income Fund, all dividends from net investment income together with distributions of short-term capital gains (collectively, "income dividends") will be taxable as ordinary income to shareholders even though paid in additional shares. Any net long-term capital gains ("capital gain distributions") distributed to shareholders are taxable as such. An exchange of a fund's shares for shares of another fund will be treated as a sale of a fund's shares for tax purposes and any gain on the transaction may be subject to state and federal income tax. Tax-exempt and tax-deferred shareholders, of course, will not be required to pay taxes on any dividends paid to them. Holders of IRAs and other tax-deferred retirement accounts are not required to pay taxes until distribution. (Tax-exempt retirement accounts, of course, never have to pay taxes.)

For shareholders of these funds, the Trust may be required to impose backup withholding at a rate of 31% from any income dividend and capital gain distribution. Shareholders can eliminate any backup withholding requirements by furnishing certification of U.S. taxpayer identification numbers for reporting dividends.

To the extent that income dividends are derived from qualifying dividends paid by domestic corporations whose shares are owned by a fund, such dividends, in the hands of that fund's corporate shareholders, will be eligible for the 70% dividends received deduction. Individuals do not qualify for this deduction -- only corporations.

     Taxation of Shareholders of California Tax-Exempt Fund

This Fund is for California residents only. Dividends derived from interest on state and local obligations constitute "exempt-interest" dividends on which shareholders are not subject to federal income tax. To the extent that income dividends are derived from earnings attributable to California state and local obligations, they will be exempt from federal and California personal income tax. Such dividends may be subject to California franchise taxes and corporate income taxes if received by a corporation subject to such taxes. Dividends attributable to interest on certain private activity bonds issued after August 7, 1986, must be included in federal alternative minimum taxable income for the purpose of determining liability (if any) for the alternative minimum tax (AMT) for individuals and for corporations.

Dividends derived from taxable interest and any distributions of short-term capital gains are taxable to shareholders as ordinary income. Distributions of net long-term capital gains, if any, are taxable to shareholders as a long-term capital gain regardless of how long their shares of the Fund have been held except that losses on certain shares held less than six months will be treated as long-term capital losses to the extent of the capital gain dividends received on such shares.

The Fund will notify shareholders each January as to the federal and California tax status of dividends paid during the previous calendar year.

                              FINANCIAL HIGHLIGHTS

This section provides further details about the Trust's financial history.
"Total return" shows the percentage that an investor would have earned or lost during a given period, assuming all dividends were reinvested. The Trust's independent accountants, Deloitte & Touche LLP, audited these figures. Their full report is included in the Trust's annual report. Selected data for each share of capital stock outstanding, total return and ratios/supplemental data for each of the five years ended December 31 are as follows:

-------------------------------------------------------------------------------------------------------------------
Equity Income Fund                                          2001       2000      1999     1998     1997
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                     $ 21.48     $23.13   $20.13    $20.68    $18.56
                                                         -------     ------   ------    ------    ------
Income from investment operations:
Net investment income                                      0.67        0.33     0.24      0.75      0.79
Net realized and unrealized gain on securities             1.43        1.06     4.26      1.49       2.86
                                                           ----        ----     ----      -----      ----
     Total income from investment operations               2.10        1.39     4.50      2.24       3.65
                                                           ----        ----     ----      ----       ----
Distributions:
Dividends from net investment income                      (0.45)     (0.36)    (0.26)    (0.73)    (0.79)
Distributions from net realized gains                     (0.63)     (2.68)    (1.24)    (2.06)    (0.74)
                                                          ------     ------    ------    ------    ------
     Total distributions                                  (1.08)     (3.04)    (1.50)    (2.79)    (1.53)
                                                          ------     ------    ------    ------    ------
Net asset value at end of year                            $22.50    $ 21.48   $23.13    $20.13    $20.68
                                                          ======    =======   ======    ======    ======
Total return                                               9.97%      6.36%    22.78%    11.05%    20.15%
Ratios/supplemental data:
Ratio of expenses to average net assets (actual)*          1.00%      0.97%     1.08%     1.05%     1.05%
Decrease reflected in the above expense ratios due to
     expenses waived by Parnassus Investments              0.18%      0.18%     0.19%     0.24%     0.30%
Ratio of net investment income to average net assets       3.10%      1.34%     1.09%     2.30%     4.04%
Portfolio turnover rate                                   86.78%     97.42%    39.53%   166.32%    34.12%
Net assets, end of year (000's)                        $  85,501  $  55,421  $ 45,999  $ 40,903  $ 38,847


Fixed-Income Fund                                           2001       2000      1999     1998     1997
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                     $ 14.19    $ 14.49   $15.98    $16.04     $15.43
                                                         -------    -------   ------    ------     ------
Income (loss) from investment operations:
Net investment income                                      0.87        0.89     0.81      0.84       0.90
Net realized and unrealized gain (loss) on securities      0.72      (0.29)    (1.49)     0.25       0.67
                                                           ----      ------    ------     ----       ----
     Total income (loss) from investment operations         1.59       0.60    (0.68)     1.09     1.57
                                                            ----       ----    ------     ----     ----
Distributions:
Dividends from net investment income                      (0.84)     (0.90)    (0.81)    (0.85)    (0.89)
Distributions from net realized gains                         .--        .--       .--   (0.30)    (0.07)
                                                              ---        ---       ---   ------    ------
     Total distributions                                  (0.84)     (0.90)    (0.81)    (1.15)    (0.96)
                                                          ------     ------    ------    ------    ------
Net asset value at end of year                          $ 14.94     $ 14.19   $14.49    $15.98     $16.04
                                                        =======     =======   ======    ======     ======
Total return                                              11.31%      4.32%   (4.32%)     6.97%    10.60%
Ratios/supplemental data:
Ratio of expenses to average net assets (actual)*          0.83%      0.78%     0.87%     0.79%     0.82%
Decrease reflected in the above expense ratios due to
     expenses waived by Parnassus Investments              0.32%      0.35%     0.36%     0.40%     0.43%
Ratio of net investment income to average net assets       5.84%      6.18%     5.36%     4.92%     5.79%
Portfolio turnover rate                                   21.19%     19.19%    13.47%    44.98%    17.15%
Net assets, end of year (000's)                         $ 12,947   $ 10,309 $  11,006 $  11,482 $   9,683

                                       18






                           THE PARNASSUS INCOME TRUST


California Tax-Exempt Fund                                  2001       2000      1999     1998     1997
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                    $ 16.90     $ 15.82   $16.88    $16.72     $16.02
                                                        -------     -------   -------   ------     ------
Income (loss) from investment operations:
Net investment income                                      0.70        0.72     0.72      0.75       0.74
Net realized and unrealized gain (loss) on securities     (0.18)       1.10    (1.05)     0.26       0.71
                                                          ------       ----    ------     ----       ----
     Total income (loss) from investment operations         0.52       1.82    (0.33)     1.01       1.45
                                                            ----       ----    ------     ----       ----
Distributions:
Dividends from net investment income                      (0.70)     (0.71)    (0.72)    (0.75)    (0.75)
Distributions from net realized gains                     (0.11)     (0.03)    (0.01)    (0.10)        .--
                                                          ------     ------    ------    ------        ---
     Total distributions                                  (0.81)     (0.74)    (0.73)    (0.85)    (0.75)
                                                          ------     ------    ------    ------    ------
Net asset value at end of year                           $ 16.61    $ 16.90   $15.82    $16.88     $16.72
                                                         =======    =======   ======    ======     ======
Total return                                               3.09%     11.75%   (2.01%)     6.12%     9.33%
Ratios/supplemental data:
Ratio of expenses to average net assets (actual)*          0.65%      0.52%     0.70%     0.67%     0.67%
Decrease reflected in the above expense ratios due to
     expenses waived by Parnassus Investments              0.20%      0.25%     0.25%     0.30%     0.32%
Ratio of net investment income to average net assets       4.19%      4.27%     4.42%     4.43%     4.69%
Portfolio turnover rate                                   23.14%      8.13%     1.75%     9.40%    10.00%
Net assets, end of year (000's)                        $  18,891  $  17,186$    7,777 $   7,342 $   6,520




* For 2001, Parnassus Investments agreed to a 1.07% limit on expenses for the Equity Income Fund and 0.87% for the Fixed-Income and 0.75% for the California Tax-Exempt Fund. Certain fees were waived for the years ended December 31, 2001, 2000, 1999, 1998, and 1997.


                               GENERAL INFORMATION

Deloitte & Touche LLP, 50 Fremont Street, San Francisco, CA 94105, has been selected as the Trust's independent auditors.

Union Bank of California, 475 Sansome Street, San Francisco, CA 94111, has been selected as the custodian of the Trust's assets.

Parnassus Investments, One Market-Steuart Tower #1600, San Francisco, California 94105, is the Trust's transfer agent and accounting agent. Jerome L. Dodson, the Trust's President, is the majority stockholder of Parnassus Investments.


             PRIVACY POLICIES AND PRACTICES (not part of the prospectus)

Parnassus is committed to maintaining the confidentiality, integrity and security of personal information entrusted to us by current and potential financial service customers. We have always treated personal information as confidential and want you to be aware of our privacy policies.

 We obtain non-public personal information about you from the following sources:
Information we receive from you on applications or other forms and information about your transactions with us, our affiliates or others.

We restrict access to non-public personal information about you to those employees who need to know that information to provide products or services to you. Parnassus employees are subject to a strict employment policy regarding confidentiality.

We do not disclose any non-public personal information about our customers or former customers to anyone except as required by law. We may disclose information to non-affiliated parties if compelled by law, such as responding to a subpoena, preventing fraud, or complying with an inquiry by a government agency or regulator. Parnassus may use personal information for the purpose of offering or furnishing products and services. Third parties may be used to help prepare notices of these offerings. However, names and addresses are never given or sold to third parties for any outside use.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your non-public personal information. Under strict confidence, a backup database of Parnassus customers and accounts is maintained at an outside facility.

Please call us if you have any questions regarding our privacy policy.

                               Investment Adviser
                              Parnassus Investments
                          One Market-Steuart Tower #1600
                         San Francisco, California 94105
                                www.parnassus.com

                               Independent Auditors
                              Deloitte & Touche LLP
                                50 Fremont Street
                         San Francisco, California 94105

                                    Custodian
                             Union Bank of California
                                475 Sansome Street
                         San Francisco, California 94111

                                  Legal Counsel
                            Gardner, Carton & Douglas
                            321 N. Clark Street #3300
                                Chicago, IL 60610

                 You can obtain additional information about the
                                    Parnassus
               Income Trust. A Statement of Additional Information
             (SAl) dated May 1, 2002 has been filed with the SEC and
                is incorporated in this prospectus by reference (i.e.,
               legally forms a part of the prospectus). The Trust also
              publishes an annual and a semiannual report each year
                    that discuss the Trust's holdings and how
                 recent market conditions as well as the Trust's
             investment strategies affected performance. For a free
            copy of any of these documents or to ask questions about
            the Trust, call Parnassus Investments at (800) 999-3505.

             The SAl, the Trust's annual and semiannual reports and other related materials are also available on the SEC's
             Internet site (http://www.sec.gov). You can also obtain
              copies of this information upon paying a duplicating
            fee, by writing the Public Reference Section of the SEC,
              Washington, D.C. 20549-0102. You can also review and
                        copy information about the Trust,
            including the SAl, at the SEC's Public Reference Room in
               Washington, D.C. or making an electronic request at
            publicinfo@sec.gov. Call 202-942-8090 for information on
                the operation of the SEC's Public Reference Room.



               The Investment Company Act of 1940 File Number for
                     The Parnassus Income Trust is 811-6673.


                        Printed on recycled paper.

                           The Parnassus Income Trust
                                   One Market
                           Steuart Tower - Suite #1600
                             San Francisco, CA 94105
                                 (800) 999-3505



                 STATEMENT OF ADDITIONAL INFORMATION May 1, 2002



This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Trust's Prospectus dated May 1, 2002. The Trust's audited financial statements for the fiscal year ended December 31, 2001 are incorporated by reference to the Trust's Annual Report to shareholders dated December 31, 2001. You may obtain a free copy of the Prospectus or the Annual Report by calling the Fund at (800) 999-3505.


                                TABLE OF CONTENTS

                                                                          Page
        Investment Objective and Policies                                  B-2
        Management                                                         B-8
        Control Persons                                                   B-12
        Standing Audit Committee                                          B-12
        Performance Advertising                                           B-12
        The Adviser                                                       B-15
        Net Asset Value                                                   B-18
        Taxation of the Trust                                             B-18
        Shareholder Services                                              B-18
        General                                                           B-19
        Appendix                                                          B-21

                       Investment Objectives and Policies

     The goal of the Trust is to provide shareholders with current income by investing in securities that have a positive impact on society. The Trust, which is an open-end, management investment company, offers investors a choice of three funds: the Equity Income Fund, the Fixed-Income Fund and the California Tax-Exempt Fund. The Trust's Prospectus describes the investment objective and principal strategies of each fund.

Investment Restrictions

     The Trust has adopted the following restrictions (in addition to those indicated in the Prospectus) as fundamental policies which may not be changed as to a fund without the approval of the holders of a "majority" (as defined in the Investment Company Act of 1940 (the "1940 Act") of that fund's outstanding shares. A vote of the holders of a "majority" (as so defined) of a fund's outstanding shares means a vote of the holders of the lesser of (i) 67% of a fund's shares present or represented by proxy at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

The Trust may not:

         (1) With respect to 75% of a fund's total net assets, purchase the securities of any one issuer other than obligations of the U.S. Government, its agencies or instrumentalities, if as a result: (i) more than 5% of a fund's total net assets (taken at current value) would then be invested in securities of a single issuer or (ii) a fund would hold more than 10% of the outstanding voting securities of any one issuer.

         (2) Purchase any security if as a result any fund would have 25% or more of its net assets (at current value) would be invested in a single industry.

         (3) Purchase securities on margin (but the Trust may obtain such short-term credits as may be necessary for the clearance of transactions).

         (4) Make short sales of securities, purchase on margin or purchase puts, calls, straddles or spreads.

         (5) Issue senior securities, borrow money or pledge its assets except that each fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its net assets (not including the amount borrowed) and pledge its assets to secure such borrowings. A fund will not make additional purchases while any borrowings are outstanding.

         (6) Buy or sell commodities or commodity contracts including futures contracts or real estate, real estate limited partnerships or other interests in real estate although it may purchase and sell securities of companies which invest or deal in real estate.

         (7) Act as underwriter except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

         (8) Participate on a joint (or joint and several) basis in any \ trading account in securities.

         (9) Invest in securities of other registered investment companies except that each fund may invest up to 10% of its assets in money market funds, but no more than 5% of its assets in any one fund and no Fund may own more than 3% of the outstanding voting shares of any one fund. This restriction, however, does not apply to a transaction that is a part of a merger, consolidation or other acquisition.

         (10) Invest in interests in oil, gas or other mineral exploration or development programs or in oil, gas or other mineral leases although it may invest in the common stocks of companies which invest in or sponsor such programs.

         (11) Make loans except through repurchase agreements; however, the Trust may engage in securities lending and may also acquire debt securities and other obligations consistent with the applicable fund's investment objective(s) and its other investment policies and restrictions. Investing in a debt instrument that is convertible into equity or investing in a community loan fund is not considered the making of a loan.

Other Policies

     As an operating policy, the Equity Income Fund may purchase foreign securities up to a maximum of 15% of the value of its total net assets, but the Fixed-Income and California Tax-Exempt Funds may not purchase foreign securities. Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable change can increase its value).

     Under normal circumstances, each fund of the Trust will have its assets invested according to its stated investment objective. However, for temporary defensive purposes or pending the investment of the proceeds of sales of fund shares or portfolio securities, all or part of a fund's assets may be invested in money market instruments or in repurchase agreements. In these situations, a fund will not be following its investment objective.


Operating Policies

     The Trust has adopted the following operating policies which may be changed by a vote of the majority of the Fund's Trustees:

o The Equity Income Fund may purchase warrants up to a maximum of 5% of the value of its total net assets, but the Fixed-Income and California Tax-Exempt Funds may not purchase warrants.

o No fund may hold or purchase foreign currency except the Equity Income Fund to the extent necessary to settle foreign securities transactions.

o An operating (although not fundamental) policy of the Trust is that it may not make an investment if, thereafter, more than 15% of a fund's net assets would be illiquid. If the Trust finds itself with more than 15% of a fund's net assets so invested, it will take action to bring that fund's illiquid assets below 15%. Illiquid assets include: (i) those which are restricted, i.e., those which cannot be freely sold for legal reasons; (ii) fixed time deposits subject to withdrawal penalties (other than overnight time deposits); (iii) repurchase agreements having a maturity of more than seven days; and (iv) investments for which market quotations are not readily available. However, the 15% limit does not include obligations which are payable at principal amount plus accrued interest within seven days after purchase or commercial paper issued under section 4 (2) of the Securities Act of 1933, as amended (1933 Act), or securities eligible for resale under Rule 144A of the 1933 Act that have been determined to be liquid pursuant to procedures adopted by the Board of Trustees.
                                                           B-3

Repurchase Agreements

     The Trust may purchase the following securities subject to repurchase agreements: certificates of deposit, certain bankers' acceptances and securities which are direct obligations of, or that are fully guaranteed as to principal, by the United States or any agency or instrumentality of the United States. A repurchase transaction occurs when at the time the Trust purchases a security, the Trust also resells it to the vendor (normally a commercial bank or a broker-dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed-upon date in the future. Such securities, including any securities so substituted, are referred to as the "Resold Securities." The Adviser will consider the creditworthiness of any vendor of repurchase agreements and continuously monitor the collateral so that it never falls below the resale price. The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which the Trust's money is invested in the Resold Securities. The majority of these transactions run from day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. A fund's risk is limited to the ability of the vendor to pay the agreed-upon sum upon the delivery date.

      If there is a default, the Resold Securities constitute collateral for the repurchase obligation and will be promptly sold by the Trust. However, there may be delays and costs in establishing the Trust's rights to the collateral and the value of the collateral may decline. A fund will bear the risk of loss in the event that the other party to the transaction defaults on its obligation and the fund is delayed or prevented from exercising its right to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its rights.

     Repurchase agreements can be considered as loans "collateralized" by the Resold Securities (such agreements being defined as "loans" in the 1940 Act.) The return on such "collateral" may be more or less than that from the repurchase agreement. The Resold Securities will be marked to market every business day so that the value of the "collateral" is at least equal to the value of the loan including the accrued interest earned thereon. All Resold Securities will be held by the Trust's custodian either directly or through a securities depository.


Lending Portfolio Securities

     To generate additional income, a fund may lend its portfolio securities to broker-dealers, banks or other institutional borrowers of securities. A fund must receive collateral in the form of cash or U.S. Government securities at least equal to 102% of the value of the securities loaned. This collateral will be valued daily. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to that fund. During the time portfolio securities are on loan, the borrower pays that fund any dividends or interest received on such securities. While a fund does not have the right to vote securities that are on loan, a fund may terminate the loan and regain the right to vote if that is considered important with respect to the investment. The borrower can repay the loan at any time and the lending fund can demand repayment at any time.

Other Policies and Risks of the California Tax-Exempt Fund

     The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are backed by the taxing power of the issuer and considered the safest type of municipal bond. Revenue bonds are backed by the revenue from a specific project and may be backed by the credit and security of a private user. Investments in revenue bonds have more potential risk. While interest on private activity revenue bonds may be tax-exempt, it may be treated as a tax preference item for taxpayers subject to the federal alternative minimum tax. The California Tax-Exempt Fund will minimize its investment in such bonds, and no more than 20% of the Fund's assets will be invested in bonds whose income is treated as a tax preference item under the federal alternative minimum tax.

     The Fund may also purchase a right to sell a security held by the Fund back to the issuer of the security or another party at an agreed upon price at any time during a stated period or on a certain date. These rights are referred to as "demand features" or "puts." The Fund may also purchase floating or variable rate obligations (including participations) as well as variable rate demand notes (VRDNs) which feature interest rates that float with an index and a "put" feature.

     The Fund will hold only investment grade securities, i.e., those that have been rated at the time of purchase in one of the four highest categories by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Ratings Group ("Standard & Poor's") or Fitch Investors Services, Inc. ("Fitch"), or if unrated, being similar in quality, in the Adviser's opinion, to securities in one of the top four categories. These are considered "investment grade" securities, although, according to Moody's, bonds in the fourth-highest category ("Baa") are regarded as having an adequate capacity to pay principal and interest, but with greater vulnerability to adverse economic conditions; they also have some speculative characteristics. (An Appendix to the SAI contains a description of the ratings of Moody's, Fitch and Standard & Poor's.) The Fund will not invest more than 20% of its total assets in securities rated in the fourth highest category. If the rating on a security held by the Fund falls below investment grade after purchase, the Adviser will consider such an event in its evaluation of the security, but it will not necessarily result in an automatic sale of that security. The Fund does, however, have an operating policy that no more than 15% of its assets may consist of securities which were rated investment grade at the time of purchase, but subsequently drop below investment grade. Because the Fund emphasizes safety and avoids junk bonds and other securities below investment grade, the yield may not be as high as it otherwise might be.

     Examples of activities which the Trustees have determined have a positive social and environmental impact include financing for schools, libraries, hospitals, mass transit, low and moderate income housing, pollution control facilities, renewable energy resources, energy conservation projects, park development and open space acquisition. The Fund will not finance activities with a negative social or environmental impact as determined by the Trustees and the Adviser. Examples of activities with a negative social or environmental impact include generating electricity from nuclear power, constructing freeways when mass transit is more appropriate and building large-scale dams or other water projects that encourage waste. For all activities not listed above, the Adviser will make a determination on a case-by-case basis as to whether or not the activity in question has a positive social and environmental impact.

     Some municipal securities (usually industrial development bonds) are issued to finance privately-operated sports facilities, convention centers, airports, parking structures, factories or commercial developments. In these situations, the Adviser will make decisions on a case-by-case basis as to the social value of the project in question. For example, the Adviser would probably refrain from investing in securities that financed a fast-food operation, but probably would invest in an issue used to construct a plant that provided substantial benefits to the local community and had no negative environmental consequences. In the case of a project benefiting a specific company, the Fund will apply to the company the social criteria listed under the "Social Policy" heading in this Prospectus.

     In the case of a sports facility, it might have positive benefits such as jobs, community pride, economic development and family activities. On the other hand, a new sports facility might have negative environmental consequences or put too much demand on community financial resources for the benefit of a sports franchise owner to the detriment of more important community needs. Another important consideration regarding a sports stadium might be whether it encouraged public transit or caused more traffic jams. In all cases such as a sports facility where the Trustees have not determined whether an activity has a positive or negative social/environmental impact, the Adviser will balance all the factors it deems relevant and make a determination if a given security meets the Trust's social criteria.

     As a fundamental policy, with respect to 75% of its net assets, the Fund will not purchase a security if, as a result of the investment, more than 5% of its assets would be in the securities of any single issuer. (For this purpose, each political subdivision, agency or instrumentality and each multi-state agency which issues industrial development bonds on behalf of a private entity, will be regarded as a separate issuer for determining the diversification of the Fund.)

     Under normal circumstances, the Fund intends to invest at least 80% of its assets in California municipal obligations. As a matter of fundamental investment policy, the Fund will invest at least 80% of its assets in municipal obligations, the interest on which will be free from federal income taxation. Usually, the Fund will substantially exceed these minimum requirements, but the Fund may invest up to 20% of assets in private activity bonds that may be subject to the federal alternative minimum tax.


     Developments in California could adversely affect the market values or marketability on municipal securities issued in the State or could result in a default. The economic condition of the State affects tax revenues and could have an adverse effect on municipal obligations. What follows is a discussion of some of the more important legal and financial trends. This discussion is based partly on information drawn from official prospectuses and statements of the State of California.

Limitations on Taxes and Appropriations

     Several initiatives approved in recent years could have an impact on the availability of revenues used to pay California municipal obligations. For example, some municipal securities held in the Fund may depend wholly or partially on property taxes as a revenue source for payment of interest and principal. Article XIIIA, popularly known as Proposition 13, limits ad valorem property taxes (property taxes based on the property's value) to 1% of full cash value of the property and limits increases in assessments to 2% per year except in the case of new construction or a change in ownership. However, if voters approve a bond issue, property taxes may be raised above the 1% level to pay debt service on that bond.

     In 1986, voters approved Proposition 62 which imposed limits on a locality's raising or levying general taxes. Major portions of this initiative were overturned in court soon after its passage in 1986. However, in September 1995, the California Supreme Court made a ruling supporting Proposition 62.

     Article XIIIB (known as the Gann Initiative), enacted in 1979 via a voter initiative, subjects State and local governments to annual spending limitations. These limitations are adjusted annually to reflect changes in cost of living and population and only apply to the appropriation of "proceeds of taxes." Spendable funds exempted from these appropriation limits include the proceeds of bond issues and revenue from user fees. Debt service on bonds issued prior to January 1, 1979, or subsequently authorized by voters is not subject to these limitations.

     Article XIIIB's appropriation limitations did not constrain most California governmental entities until the mid and late 1980's when many of these entities approached their Article XIIIB spending limits. The passage of Proposition 111 in 1990 allowed for greater increases in appropriation levels.

     In November 1988, voters approved Proposition 98, a combined initiative, constitutional amendment and statute guaranteeing minimum State funding for K-12 school districts and community college districts at a level equal to the greater of (a) the same percentage of general fund revenues as the percentage appropriated to such districts in 1986-87 or (b) the amount actually appropriated to such districts from the general fund in the previous fiscal year adjusted for growth in enrollment and changes in cost of living.

     In June 1990, California voters approved Proposition 111 which allowed for some increase in appropriation levels, but provided that one-half of all revenues in excess of the state's appropriation limit must be allocated to public schools and community colleges. Since Proposition 98 and 111 allocated a minimum funding level to schools, this could potentially reduce the resources available for other State programs and put pressure on issuers of municipal obligations.

     In November 1996, voters approved Proposition 218. Proposition 218 further restricts the ability of local governments to levy special assessments or property-related fees without voter approval.

     Proposition 13, the Gann Initiative, Proposition 98, Proposition 111, and Proposition 218 were adopted as measures that qualified for the ballot pursuant to California's initiative process. Other initiatives or similar measures affecting the availability of revenue to pay California municipal obligations could be adopted in the future.

State Financial Condition

     State General Fund revenues are principally derived from California personal income tax (44% of total revenues), sales tax (35%), corporate tax (12%) and the gross premium tax on insurance (3%). All of these revenue sources can be affected by California's economic conditions.

     Since the passage of Proposition 13, property tax revenues received by local governments have dropped by over 50%. In response, the California Legislature has provided substantial additional revenue for local governments. Because of budgetary pressure and limits on allocations of tax revenues, California's state government has been shifting program responsibilities from the state to county and city governments. To date, most changes in program responsibilities from the state to local governments have been balanced with increases in funding. However, cuts in State aid that are not balanced by funding increases could hurt financially stressed local government entities, particularly counties. Certain California municipal securities may be obligations of issuers which rely in whole or in part on California state revenues for payment of these obligations. The proportion of the State's General Fund that will be distributed in the future to counties, cities and their various entities, is unclear.

     In late 2000 and early 2001, energy prices soared in the United States. Because electricity rates were capped in California, but not the wholesale power prices, California utilities could not pay for electricity generated by independent producers. To ensure a stable power supply to consumers, the State of California bought electricity and resold it to the utilities. To finance these purchases, California will have to sell billions of dollars worth of municipal bonds. Increasing bond levels in California could adversely affect the State's credit rating and its business climate.

Revenues of Health Care Institutions

     Certain California tax-exempt securities may be obligations which are payable solely from the revenues of health care institutions. Certain measures taken under federal or California law to reduce health care costs may adversely affect revenues of health care institutions and, consequently, payment on those municipal obligations.

Revenues Secured by Deeds of Trust

     Some California municipal securities may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. An example would be bonds issued to finance low and moderate income housing. Because of provisions of California law, the effective minimum period for foreclosing on a mortgage could be in excess of seven months from the time of initial default. This delay could disrupt the flow of revenue available to an issuer for payment of debt service if such defaults occur with respect to a substantial number of mortgages or deeds of trust. Other aspects of California law could further delay foreclosure proceedings in the event of a default and disrupt payments on municipal obligations.

Assessment Bonds (Mello-Roos Bonds)

     Typically, these bonds are secured by land undeveloped as of the issuance. The plan is for the land to be developed using funds from the issuance. Declining real estate values or a drop in real estate sales activity can result in canceled or delayed development along with increased default risk. The special assessments or taxes securing these bonds are not the personal liability of the owner of the property assessed, so the lien on the property is the only security for these bonds. Furthermore, in the event of delinquency in payment of assessments or taxes on the properties involved, the issuer is not required to make payments on the bonds, except in some instances where there is a reserve account for bond payments.

Redevelopment Agency Debt

     "Tax Allocation" bonds issued by redevelopment agencies can be affected by property tax limitations because these bonds are secured by the increase in assessed valuation expected after a redevelopment project is completed. Should the project not be completed, perhaps because of a natural disaster like an earthquake, there could be no increase in assessed property values to pay off the bonds. Standard & Poor's or Moody's stopped rating tax allocation bonds after the passage of Articles XIIIA and XIIIB, and since have only resumed rating selected bonds of this nature.

Seismic Activity

     California is a geologically active area subject to earthquakes. Any California municipal security could be adversely affected by a catastrophic earthquake. For example, a project might not be completed or might suffer an interruption in revenue-generating capacity, or property values might drop resulting in reduced tax assessments.


Orange County Default

     In December of 1994, Orange County declared bankruptcy after discovering that its Treasurer had invested in risky derivative securities which caused enormous losses to the county's investment fund. Estimates of the losses approximate $1.7 billion. This bankruptcy disturbed the California municipal bond market and the market value of uninsured Orange County bonds dropped sharply. Because the California Tax-Exempt Fund held no uninsured Orange County bonds, it was not substantially affected by the Orange County bankruptcy. However, other California municipalities may mismanage their investment funds and, in the future, they may also suffer losses which might have an effect on the Fund in that the market value of some municipal securities might drop substantially.


                                   MANAGEMENT

The Trust has Trustees who, in addition to overseeing the actions of the Trust's Adviser and Distributor, decide upon matters of general policy. All Trustees serve indefinite terms from one shareholders' meeting to the next and they all oversee four portfolios (funds) in the Parnassus complex. The Trustees also oversee the actions of the Trust's officers, who conduct and supervise the daily business operations of the Trust. The Trustees and Officers of the Trust are as follows:

                              INDEPENDENT TRUSTEES

                                                                                                 Current            Number of
                                                                                              Directorships       Portfolios in
                                                                                               Outside the      Parnassus Complex
                               Position with      Length of        Principal Occupation         Parnassus      Overseen by Trustee
                                        -----                                                                              -------
    Name, Address and Age           Trust        Time Served      During Past Five Years         Complex
    ---------------------           -----        -----------      ----------------------         -------

Gail L. Horvath, 52                Trustee        Since 1998    Owner and Director of New                               4
Parnassus Investments                                           Product Development at
One Market                                                      Just Desserts, a bakery.
Steuart Tower #1600
San Francisco, CA  94105

Herbert A. Houston, 58             Trustee        Since 1992    Chief Executive Officer of                              4
Parnassus Investments                                           the Haight Ashbury Free
One Market                                                      Clinics, Inc. 1987-1998;
Steuart Tower #1600                                             currently, a health care
San Francisco, CA  94105                                        consultant.

Donald E. O'Connor, 65             Trustee        Since 1998    Retired executive for the    Director of                4
Parnassus Investments                                           Investment Company           Advisors Series
One Market                                                      Institute 1969-1997.         Trust and the
Steuart Tower #1600                                                                          Forward Funds.
San Francisco, CA  94105

Joan Shapiro, 59                   Trustee        Since 1992    Chairman of Seer                                        4
Parnassus Investments                                           Analytics, a marketing
One Market                                                      firm; Executive with South
Steuart Tower #1600                                             Shore Bank of Chicago
San Francisco, CA  94105                                        1976-1997.

"Independent" Trustees are Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act.

                               INTERESTED TRUSTEE

                                                                                                    Current         Number of
                                                                                                 Directorships    Portfolios in
                                                                        Principal Occupation      Outside the       Parnassus
                                                    Length of Time     During Past Five Years      Parnassus         Complex
     Name, Address and Age           Officers            Served                                     Complex        Overseen by
     ---------------------           --------            ------                                     -------
                                                                                                                     Trustee
Jerome L. Dodson, 58 *             President and       Since 1992     Parnassus Fund and
The Parnassus Income Trust            Trustee                         President and Director                            4
One Market                                                            of Parnassus
Steuart Tower #1600                                                   Investments since June
San Francisco, CA  94105                                              of 1984.


                                                            Officers

Bryant Cherry, 37                 Vice President                      Vice President and
One Market                         and Treasurer                      Treasurer of Parnassus
Steuart Tower #1600                                                   Investments since
San Francisco, CA  94105                                              2000.  Financial
                                                                      Consultant with Merrill
                                                                      Lynch & Co. 1996-1997.
                                                                      Independent research
                                                                      analyst 1998-1999.

Susan Loughridge, 53              Vice President                      Vice President and
One Market                                                            Shareholder Services
Steuart Tower #1600                                                   Manager of Parnassus
San Francisco, CA  94105                                              Investments since 1993.

Todd Ahlsten, 30                  Vice President                      Financial Analyst and
One Market                                                            Director of Research at
Steuart Tower #1600                                                   Parnassus Investments
San Francisco, CA  94105                                              since 1995.

Richard D. Silberman, 64             Secretary                        Attorney specializing
1061 Eastshore, #200                                                  in business law;
Albany, CA  94710                                                     private practice.

*        "Interested"  Trustee as defined in the 1940 Act because of his  ownership in Parnassus  Investments,  the
         Trust Adviser.

The Trust pays each of its Independent Trustees annual fees in addition to reimbursement for certain out-of-pocket expenses. The Trust has no retirement or pension plan for its Trustees.

         The following table sets forth the aggregate compensation paid by the Trust and the Board of any other investment companies managed by Parnassus Investments (the Fund Complex) for the calendar year ended December 31, 2001.


                               Compensation Table

                                                                                                            Total
                                                                            Pension Or                   Compensation
                                                                            Retirement                    From Trust
                                               Aggregate                 Benefits Accrued                  and Fund
                                             Compensation                As Part of Trust                Complex Paid
        Name and Position(1)                   From Fund                     Expenses                    to Trustees

David L. Gibson *                               $2,846                         None                        $14,200

Gail L. Horvath                                 $1,500                         None                        $12,000

Herbert A. Houston                              $1,930                         None                        $14,300

Cecilia C.M. Lee *                              $1,000                         None                        $8,000

Leo T. McCarthy *                               $1,500                         None                        $12,000

Donald E. O'Connor                              $1,930                         None                        $14,300

Howard M. Shapiro *                             $1,500                         None                        $12,000

Joan Shapiro                                    $2,229                         None                        $15,900

(1)      Trustees who are interested do not receive compensation from the Trust.



The following table sets forth the Dollar Amount of Holdings in the Parnassus
Funds by Trustees and Officers as of 12-31-01.

Name                              Parnassus Fund       Equity Income        Fixed-Income       California Tax-Exempt
----                              --------------       -------------        ------------       ---------------------
J. Dodson                               D                    C                    A                      B
G. Horvath                              C
H. Houston                              B                    A
C. Lee *                                D
L. McCarthy *                           B
McCarthy Foundation *                   D
D. O'Connor                             B
H. Shapiro *                            B                    B                    A
J. Shapiro                              D                    D                    B
B. Cherry                               B
S. Loughridge                           D
R. Silberman                            D                    C                                           B
T. Ahlsten                              D                    A                    A                      A
------------------------------ --------------------- ------------------- -------------------- ------------------------

*    Resignation was effective after 12-31-01

Key
A - $1 - $10,000 B - $10,001 - $50,000 C - $50,001 - $100,000 D - Over $100,000

As of April 8, 2002, the Trustees and Officers of the Parnassus Fund as a group owned 1.1% of the Parnassus Fund's outstanding shares. Trustees and Officers as a group owned less than 1% of the Equity Income Fund, the Fixed-Income Fund and the California Tax-Exempt Fund.

                                 CONTROL PERSONS
As of April 8, 2002, Charles Schwab & Co., Inc., 101 Montgomery Street,
San Francisco, California 94104 owned 38.6% and National Financial Services Corporation, 200 Liberty Street, New York, NY 10281 owned 13.7% of the Parnassus Equity Income Fund, but they owned the shares of record as fiduciaries and beneficial ownership belonged to others.

     As of April 8, 2002, the Side By Side Limited Partnership, 4851 N. Avenida de Franelah, Tucson, AZ 85749, owned 7.0% of the Parnassus Fixed-Income Fund.Charles Schwab & Co. owned 11.0% and National Financial Services Corp. owned 5.7% of the Fixed-Income Fund as fiduciaries, but beneficial ownership belonged to others.

     As of April 8, 2002, Charles Schwab & Co. owned 51.4% of the Parnassus California Tax-Exempt Fund of record as a fiduciary, but beneficial interest belonged to others.

                            STANDING AUDIT COMMITTEE


     The Audit Committee consists of Herbert A. Houston, Donald E. O'Connor and Joan Shapiro. The responsibilities of the Audit Committee are to assist the Board of Trustees in overseeing the Trust's independent public accountants, accounting policies and procedures, and other areas relating to the Trust's auditing processes. The function of the Audit Committee and the Board of Trustees is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent public accountants' responsibility to plan and carry out a proper audit. The independent public accountants are responsible to the Board of Trustees and the Audit Committee. The Audit Committee met five times during the fiscal year ended December 31, 2001.

                             PERFORMANCE ADVERTISING

     Each Fund of the Trust may advertise "total return." The Trust calculates total return by taking the total number of Fund shares purchased with a hypothetical $1,000 investment, adding all additional Fund shares purchased within the period with reinvested dividends, calculating the value of those shares at the end of the period and dividing the result by the initial $1,000 investment. No adjustments are made to reflect any income taxes payable by shareholders on distributions paid by a Fund. For periods of more than one year, the cumulative total return is then adjusted for the number of years, taking compounding into account to calculate average annual total return during that period. A Fund will quote total return for the most recent one-year period and the average annual total return will be quoted for the most recent five-and ten-year periods, or for the life of the Fund, if shorter.

Total return is computed according to the following formula:

                                 P(1 + T)n = ERV

where P = a hypothetical initial payment of $1,000, T = total return, n = number of years and ERV = ending redeemable value. Total return is historical information and is not intended to indicate future performance.

The average annual total return after taxes on distributions is computed according to the following formula:

                                P(1 + T)n = ATVD

where P = a hypothetical initial payment of $1,000, T = average annual total return (after taxes on distributions), n = number of years and ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10-year periods at the end of the 1, 5 or 10-year periods (or fractional portion), after taxes on fund distributions, but not after taxes on redemption.

The average annual total return after taxes on distributions and redemption is computed according to the following formula:

                                P(1 + T)n = ATVDR

where P = a hypothetical initial payment of $1,000, T = average annual total return (after taxes on distributions and redemption), n = number of years and ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10-year periods at the end of the 1, 5 or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.


                               Performance Figures

                          Average Annual Total Returns

    Periods Ending                           Equity                                California Tax-Exempt

    December 31, 2001                     Income Fund         Fixed-Income Fund             Fund
    -----------------                     -----------         -----------------             ----
    One Year                                 9.97%                 11.31%                  3.09%
    Five Years                               13.89%                 5.62%                  5.54%
    Since Inception on 8/31/92               13.28%                 6.27%                  6.19%

                            Average Annual Total Returns (after taxes on distributions)
                            -----------------------------------------------------------

    Periods Ending                           Equity                                California Tax-Exempt
                                                                                                  ------
    December 31, 2001                     Income Fund         Fixed-Income Fund             Fund
    -----------------                     -----------         -----------------             ----
    One Year                                 8.32%                  8.92%                  2.96%
    Five Years                               10.63%                 3.12%                  5.48%
    Since Inception on 8/31/92               10.17%                 3.86%                  6.13%

                    Average Annual Total Returns (after taxes on distributions and redemption)
                    --------------------------------------------------------------------------

    Periods Ending                           Equity                                California Tax-Exempt
                                                                                                  ------
    December 31, 2001                     Income Fund         Fixed-Income Fund             Fund
    -----------------                     -----------         -----------------             ----
    One Year                                 6.43%                  6.86%                  3.66%
    Five Years                               9.97%                  3.25%                  5.36%
    Since Inception on 8/31/92               9.57%                  3.87%                  5.96%

Past performance is no guarantee of future returns. Principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

Comparison of Funds

     A Fund may also advertise its cumulative total return for prior periods and compare its performance to the performance of other selected mutual funds, selected market indicators such as the Standard & Poor's 500 Composite Stock Price Index or non-market indices or averages of mutual fund industry groups.

     A Fund may quote its performance ranking and/or other information as published by recognized independent mutual funds statistical services or by publications of general interest. In connection with a ranking, a Fund may provide additional information, such as the particular category to which the ranking relates, the number of funds in that category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

     All Fund performance information is historical and is not intended to represent or guarantee future results. The value of Fund shares when redeemed may be more or less than their original cost.

Yield of Equity Income, Fixed-Income and California Tax-Exempt Funds

     Each fund may also advertise its yield from time to time. Yield quotations are historical and are not intended to indicate future performance. Yield quotations refer to the aggregate imputed yield-to-maturity of each Fund's investments based on the market value as of the last day of a given thirty-day or one-month period less accrued expenses (net of reimbursements) divided by the average daily number of outstanding Fund shares entitled to receive dividends times the net asset value on the last day of the period, compounded on a "bond equivalent," or semiannual basis. The yield is computed according to the following formula:

                            Yield = 2 [(a-b + 1)6 -1]
                                       cd

where a = dividends and interest earned during the period using the aggregate imputed yield to maturity for each of the Fund's investments as noted above: b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the net asset value per share on the last day of the period.

     For the 30-day period from December 1, 2001 through December 31, 2001, the yields of the Equity Income Fund, the Fixed-Income Fund and the California Tax-Exempt Fund were 4.74%, 6.06% and 3.70% respectively.

Effective Yield

     The California Tax-Exempt Fund may also quote a tax-equivalent yield which demonstrates the taxable yield necessary to produce an after-tax yield equivalent to that of a fund which invests in tax-exempt obligations. Such yield is computed by dividing that portion of the California Tax-Exempt Fund yield (computed as indicated above) which is tax-exempt by one minus the highest applicable income tax rate and adding the product to that portion of the Fund's yield that is not tax-exempt. For the 30-day period from December 1, 2001 through December 31, 2001, the tax equivalent yield of the California Tax-Exempt Fund was 5.36%.

                                   THE ADVISER

     Parnassus Investments acts as the Trust's investment adviser. Under its Investment Advisory Agreement ("Agreement") with the Trust, the Adviser acts as investment adviser for each Fund and subject to the supervision of the Board of Trustees, directs the investments of each Fund in accordance with its investment objective, policies and limitations. The Adviser also provides the Trust with all necessary office facilities and personnel for servicing the Trust's investments and pays the salaries and fees of all officers and all Trustees of the Trust who are "interested persons" under the 1940 Act. The Adviser also provides the management and administrative services necessary for the operation of the Trust including supervising relations with the custodian, transfer agent, independent accountants and attorneys. The Adviser also prepares all shareholder communications, maintains the Trust's records, registers the Trust's shares under state and federal laws and does the staff work for the Board of Trustees. Jerome L. Dodson owns the majority of the stock of the Adviser and, thus, can be considered the "control person" of the Adviser.

     For its services, the Trust, under the Agreement, pays the Adviser a fee, computed and payable at the end of each month at the following annual percentages of average daily net assets: for the Equity Income Fund, 0.75% of the first $30 million, 0.70% of the next $70 million and 0.65% of the amount above $100 million; and for the Fixed-Income Fund and the California Tax-Exempt Fund, the fee is 0.50% of the first $200 million, 0.45% of the next $200 million and 0.40% of the amount above $400 million. During 1999, 2000 and 2001, Parnassus Investments received the following sums under the Agreement from the following funds: Equity Income Fund $229,333 in 1999, $290,742 in 2000 and $344,585 in 2001; Fixed-Income Fund $16,392 in 1999, $16,140 in 2000 and $21,326
in 2001; California Tax-Exempt Fund $18,927 in 1999, $28,096 in 2000 and $55,387
in 2001.


     In addition to the fee payable to the Adviser, the Trust is responsible for its operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Adviser; (v) legal and audit expenses; (vi) fees and expenses of the Trust's custodian, transfer agent and accounting services agent; (vii) expenses incident to the issuance of its shares, including issuance on the payment of or reinvestment of dividends;
(viii) fees and expenses incident to the registration under federal or state securities laws of the Trust or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Trust;
(x) all other expenses incidental to holding meetings of the Trust's shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute, the Social Investment Forum or any successor; (xii) such nonrecurring expenses as may arise, including litigation affecting the Trust and the legal obligations for which the Trust may have to indemnify its officers and Trustees with respect thereto. In allocating brokerage transactions, the investment advisory agreement states that the Adviser may consider research provided by brokerage firms or whether those firms sold shares of the Fund.

     The Agreement provides that the Adviser shall not be liable to the Trust for any loss to the Trust except by reason of the Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

     Pursuant to a written agreement with the Trust, Parnassus Investments is the fund administrator, including fund accounting agent for all three funds in The Parnassus Income Trust. In this capacity, Parnassus Investments handles all fund accounting and pricing services, including calculating the daily net asset values. For its services as fund administrator and fund accountant, Parnassus Investments received the following amounts from the Equity Income Fund for 1999, 2000 and 2001 respectively: $34,250, $35,500 and $53,520; from the Fixed-Income Fund for 1999, 2000 and 2001 respectively: $9,600, $8,500 and $9,920; and from the California Tax-Exempt Fund for 1999, 2000 and 2001 respectively: $6,150, $6,000 and $16,560.

     Also pursuant to a written agreement with the Trust, Parnassus Investments serves as the Trust's underwriter (or Distributor). As such, Parnassus Investments makes a continuous offering of each fund's shares.

Matters Considered by the Board


     The Investment Advisory Agreement was last approved by the Trustees, including all of the Independent Trustees on April 5, 2002 at a meeting called for that purpose. In approving the Agreement the Board primarily considered the nature and quality of the services provided under the Agreement and the overall fairness of the Agreement to the Trust. The Board requested and evaluated reports from the Adviser that addressed specific factors designed to inform the Board's consideration of these and other issues.


     With respect to the nature and quality of the services provided, the Board considered the performance of the Trust in comparison to relevant market indices, the performance of a peer group of investment companies pursuing broadly similar strategies, and the degree of risk undertaken by the portfolio manager. The Board reviewed the Adviser's use of brokers or dealers in fund transactions that provided research and other services to them, and the benefits derived by the Trust from such services.

     With respect to the overall fairness of the Agreement, the Board primarily considered the fee structure of the Agreement and the profitability of the Adviser from its association with the Trust. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Trust. In concluding that the benefits accruing to the Adviser by virtue of its relationship to the Trust were reasonable in comparison with the costs of the provision of investment advisory services and the benefits accruing to the Trust, the Board reviewed specific data as to the Adviser's profit or loss on the Trust for the recent period. These matters were also considered by the Independent Trustees meeting separately.

Portfolio Transactions and Brokerage

     The Agreement states that in connection with its duties to arrange for the purchase and the sale of securities held in the portfolio of a fund by placing purchase and sale orders for the Fund, the Adviser shall select such broker-dealers ("brokers") as shall, in the Adviser's judgement, implement the policy of the Trust to achieve "best execution," i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Adviser is authorized in the Agreement to consider the reliability, integrity and financial condition of the broker. The Adviser is also authorized to consider whether the broker provides brokerage and/or research services to the Trust and/or other accounts of the Adviser. The Agreement states that the commissions paid to such brokers may be higher than another broker would have charged if a good faith determination is made by the Adviser that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Adviser's overall responsibilities as to the accounts as to which it exercises investment discretion and that the Adviser shall use its judgement in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place nor attempt to place specific dollar value on such services nor on the portion of commission rates reflecting such services.

     The Trust recognizes in the Agreement that, on any particular transaction, a higher than usual commission may be paid due to the difficulty of the transaction in question. The Adviser is also authorized in the Agreement to consider sales of Fund shares as a factor in the selection of brokers to execute brokerage and principal transactions, subject to the requirements of "best execution.

     The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Fund in the valuation of its investments. The research which the Adviser receives for a Fund's brokerage commissions, whether or not useful to that Fund, may be useful to the Adviser in managing the accounts of the Adviser's other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to a Fund. To the extent that electronic or other products provided by brokers are used by the Adviser for research purposes, the Adviser will use its best judgement to make a reasonable allocation of the cost of the product attributable to non-research use.

     Research services provided through brokerage will be those providing information and analyses that directly assist the portfolio manager in making investment decisions. Examples of such research services include Bloomberg information and research, HOLT cash flow analyses, KLD social research, publications containing investment information and recommendations and individual reports written on specific companies.

     During 2001, the Equity Income Fund paid PaineWebber, Inc. a total of $27,008 in brokerage commissions under a "soft dollar" agreement whereby PaineWebber would provide research services to the Fund. During 2001, the Equity Income Fund maintained a joint account with The Parnassus Fund at Salomon Smith Barney and the two funds together directed $25,000 in brokerage to pay for a Bloomberg terminal. Allocation of commissions and research services were approximately 80% to The Parnassus Fund and 20% to the Equity Income Fund.

     The Adviser may also use Fund brokerage commissions to reduce certain expenses of that Fund subject to "best execution." For example, the Adviser may enter into an agreement to have a brokerage firm pay part or all of a Fund's custodian fee since this benefits the Fund's shareholders.

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission although the price of the security usually includes a profit to the dealer. Money market instruments usually trade on a "net" basis as well. On occasion, certain money market instruments may be purchased directly from an issuer in which case no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     During 1999, 2000 and 2001, the Equity Income Fund paid $40,886, $124,906 and $101,936, respectively in brokerage commissions. Of these amounts, the following was paid in conjunction with research services: $35,241 in 1999, $46,571 in 2000 and $65,508 in 2001. Neither the Fixed-Income Fund nor the California Tax-Exempt Fund paid commissions in 1998, 1999 or 2000 since these Funds buy their securities on a "net" basis that includes the dealer mark-up.

     Parnassus Investments has clients other than The Parnassus Income Trust that have objectives similar to the Trust. Normally, orders for securities trades are placed separately for each client. However, some recommendations may result in simultaneous buying or selling of securities along with the Trust. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. Parnassus Investments does not favor one client over another in making recommendations or placing orders, and in some situations, orders for different clients may be grouped together. In certain cases where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price paid or received with respect to the total order. Also, should only a partial order be filled, each client would ordinarily receive a pro rata share of the total order.

                                 NET ASSET VALUE

     In determining the net asset value or NAV of the Equity Income Fund's shares, common stocks that are listed on national securities exchanges are valued at the last sale price on the exchange on which each stock is principally traded as of the close of the New York Stock Exchange ("NYSE")(which is currently 4:00 p.m. New York time) or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Securities traded on The Nasdaq Stock Market are also valued at the last recorded sale price as of 4:00 p.m. New York time. Other unlisted securities are valued at the quoted bid prices in the over-the-counter market.

     Bonds and other fixed-income securities are valued by a third-party pricing service. Municipal bonds are ordinarily valued as of the close of trading on the NYSE, usually at 4:00 p.m. New York time. Taxable bonds and other securities held by the Fixed-Income Fund are ordinarily valued one hour prior to the close of the NYSE, normally at 3:00 p.m. New York time.

      Securities and other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value) if their original maturity was 60 days or less or by amortizing the value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days.


                              Taxation Of The Trust

     By paying out substantially all its net investment income (among other things), each Fund has qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. Each Fund intends to continue to qualify and, if so, it will not pay federal income tax on either its net investment income or on its net capital gains. Instead, each shareholder will be responsible for his or her own taxes.


                              SHAREHOLDER SERVICES

Systematic Withdrawal Plan

     A Systematic Withdrawal Plan (the "Plan") is available for shareholders having shares of a Fund with a minimum value of $10,000. The plan provides for monthly checks in an amount not less than $100 or quarterly checks in an amount not less than $200.

     Dividends and capital gain distributions on shares held under the Plan are invested in additional full and fractional shares at net asset value. Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and capital gain distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.

Tax-Sheltered Retirement Plans

     Through the Distributor, retirement plans are available: Individual Retirement Accounts ("IRAs") and Simplified Employee Pension Plans (SEPs). Adoption of such plans should be on advice of legal counsel or tax adviser. Retirement accounts have a minimum initial investment of $500, and each subsequent investment must be at least $50. For further information regarding plan administration, custodial fees and other details, investors should contact the Distributor.

Purchases and Redemptions Through a Broker-Dealer

     Broker-dealers may place orders on behalf of clients by calling the Distributor. If a client places an order with a broker-dealer prior to 1:00 p.m. San Francisco time on any business day and the broker-dealer forwards the order to the Distributor prior to 1:00 p.m. San Francisco time on that day, the order will be processed at the NAV calculated as of 1:00 p.m. that same day. Otherwise, the order will be processed at the NAV next calculated, typically as of the close of the New York Stock Exchange ("NYSE") the next business day. The broker-dealer is responsible for placing purchase orders promptly with the Distributor and for forwarding payment within three business days.

     You may sell or redeem your Fund shares by offering them for "repurchase" or "redemption" directly to the Fund or through your dealer. If you offer shares through your dealer before the close of the New York Stock Exchange and your dealer transmits your offer to the Distributor before 1:00 p.m. (San Francisco time) that day, you will receive that day's price. Your dealer may charge for this service.

                                     GENERAL


     The Trust was organized as a Massachusetts business trust on August 8,1990. The Declaration of Trust provides the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.


     Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. The Declaration of Trust and Restated By-Laws provide that the Fund's shareholders have the right to remove a trustee, with or without cause, upon the affirmative vote of the holders of a majority of its outstanding shares represented at a meeting with respect thereto (assuming a quorum is present, which is one-third of the outstanding shares). The Fund is required to call a meeting of shareholders to vote on the removal of a trustee (as well as on any other proper matter) upon the written request of shareholders holding not less than one-third of its outstanding shares entitled to vote at such meeting. In addition, ten shareholders holding the lesser of $25,000 worth or one percent of Fund shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and nonassessable. The Fund may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders of more than 50% of its outstanding shares, or upon liquidation and distribution of its assets, if approved by the vote of the holders of more than 50% of its outstanding shares. If not so terminated, the Fund will continue indefinitely. No amendment that would have a material adverse impact upon the rights of the shareholders may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of the Trust's outstanding shares. Prior to April 1, 1998, The Parnassus Income Trust was known as The Parnassus Income Fund and each of the Trust's series was known as a Portfolio rather than a Fund.

     The Fund's Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares to a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Fund of the Trust. Each Fund has only one class of shares. Each share represents an interest in a Fund of the Trust proportionately equal to the interest of each other share. Certificates representing shares will not be issued. Instead, each shareholder will receive an annual statement and an additional statement each time there is a transaction in the account. These statements will be evidence of ownership. Upon the Trust's liquidation, all shareholders of the Fund would share pro rata in the net assets available for distribution to shareholders of the Fund. Shares of each Fund are entitled to vote separately as a group only to the extent required by the 1940 Act or as permitted by the Trustees. Trust operating expenses will be allocated fairly among the Funds, generally on the basis of their relative net asset value.

     The Declaration of Trust contains an express disclaimer of shareholder liability for its acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgement thereon. Thus, while Massachusetts law permits a shareholder of a trust such as this to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgement or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     Deloitte & Touche LLP, 50 Fremont Street, San Francisco, California 94105, has been selected as the Trust's independent auditors.

     Union Bank of California, 475 Sansome Street, San Francisco, California 94111, has been selected as the custodian of the Trust's assets. Shareholder inquiries should be directed to the Trust.

     Parnassus Investments, One Market-Steuart Tower #1600, San Francisco, California 94105, is the Fund's transfer agent and accounting agent. As transfer agent, Parnassus Investments receives a fee of $2.70 per account per month. As accounting agent, Parnassus Investments receives a fee of $80,000 per year. Jerome L. Dodson, the Trust's President, is the majority stockholder of Parnassus Investments.

Code of Ethics

     The Adviser and the Board of Trustees of the Fund have adopted a Code of Ethics (the Code). The Code permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Code prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Code is on public file with, and is available from, the SEC.

Financial Statements

       The Trust's audited financial statements for the fiscal year ended December 31, 2001, are incorporated in this Statement of Additional Information by reference to the Trust's Annual Report to shareholders dated December 31, 2001. A copy of the Annual Report which contains the Trust's audited financial statements for the year ending December 31, 2001, may be obtained free of charge by writing or calling the Trust.
                                      B-20

                                    APPENDIX

                             CORPORATE BOND RATINGS

Moody's Investors Service, Inc. ("Moody's")

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


Standard & Poor's Corporation, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"):
-------------------------------------------------------------------------------

AAA
An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                             MUNICIPAL BOND RATINGS

Moody's:

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Conditional Rating: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by: (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Standard & Poor's

AAA
An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Plus (+) or minus (-)
The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


Fitch Investor's Services, Inc.

         The following ratings scale applies to foreign currency and local currency ratings.

AAA
Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Note: Fitch ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Such suffixes are not added to the `AAA' rating category. Such suffixes are not added to the "AAA" rating category.

                                     PART C
                                OTHER INFORMATION


Item 23. Exhibits
                  (a) Declaration of Trust - filed 4/14/00

                  (b) By-laws - filed herewith

                  (c) Rights of Shareholders - filed herewith

                  (d) Investment Advisory Contract - filed 4/14/00

                  (e) Distribution Agreement  - filed 4/14/00

                  (g) Custodian Agreement - filed 4/14/00

                  (h)(1) Transfer Agent and Fund Accounting Agreement -
                         filed 4/14/00

                  (h)(2) Amendment to Agreement for Transfer Agent and Pricing
                         Services - filed herewith

                  (i) Opinion and Consent of Counsel - filed herewith

                  (j) Consent of Deloitte & Touche LLP - filed herewith

                  (p) Amended Code of Ethics - filed 4/14/01


Item       24. Persons Controlled by or under Common Control with Registrant:
           Registrant is not controlled by or under common control with any other person, except to the extent Registrant may be deemed to be under common control with The Parnassus Fund by virtue of having the same individuals as Trustees.

Item 25. Indemnification: Under the provisions of the Trust's Declaration of Trust, the Trust will indemnify its present or former Trustees, officers, employees and certain other agents against liability incurred in such capacity except that no such person may be indemnified if there has been an adjudication of liability against that person based on a finding of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Item 26. The Trust's investment adviser, Parnassus Investments, is the investment adviser to The Parnassus Fund and also serves as investment adviser for separate portfolios. The business and other connections of Parnassus Investments' directors and officers are set forth below. The address of each person listed below is One Market - Steuart Tower #1600, San Francisco, CA 94105.

Item 27.   (a) Parnassus Investments serves as underwriter for both The
               Parnassus Fund and The Parnassus Income Trust.

           (b) See information listed in Item 26.

           (c) None

Name and Principal Position with Parnassus Investments  Position with Registrant
------------------ -----------------------------------  ------------------------
Jerome L. Dodson      President and Director              President and Trustee

Bryant Cherry         Vice President and Treasurer        Vice President and
                                                          Treasurer
Susan Loughridge      Vice President and Secretary        Vice President


Todd Ahlsten          Vice President                      Vice President

Thao N. Dodson        Director                            None


Item 28. Location of Accounts and Records: All accounts, books and records are in the physical possession of Jerome L. Dodson at Registrant's headquarters at One Market, Steuart Tower #1600, San Francisco, CA 94105.

Item 29.   Management Services: Discussed in Part A and Part B.

Item 30.   Undertakings: Not applicable

                                   SIGNATURES



Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City and County of San Francisco and the State of California on the 12th day of April 2002.


                                                The Parnassus Income Trust

                                                (Registrant)


                                                By:___________________________
                                                   ---------------------------
                                                Jerome L. Dodson
                                                President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature                       Title                                   Date


                       Principal Executive Officer
                               and Trustee
                                                                ____4/5/02____
___________________
Jerome L. Dodson

                          Principal Financial and
____________________        Accounting Officer                   ____4/5/02____

Bryant Cherry


                                Trustee

____________________                                             ____4/5/02____
Gail L. Horvath


                                Trustee

____________________                                            _____4/5/02____
Herbert A. Houston


                                Trustee

____________________                                            _____4/5/02____
Donald E. O'Connor


                                Trustee                          ____4/5/02____

_____________________
Joan Shapiro

                                LIST OF EXHIBITS



                                   (b) By-laws

                        (c) Rights of Shareholders - filed herewith


        (h)(2) Amendment to Agreement for Transfer Agent and Pricing Services

                        (i)  Opinion and Consent of Counsel

                      (j) Consent of Deloitte & Touche LLP.

                    THE PARNASSUS FUND and THE PARNASSUS INCOME TRUST

                                RESTATED BY-LAWS

                               As of July 23, 2001

                                   ARTICLE I
                                  SHAREHOLDERS

         Section 1. Place of Meeting. All meetings of the Shareholders (which term as used herein shall, together with all other terms defined in the Declaration of Trust, have the same meaning as in the Declaration of Trust) shall be held at the principal office of the Trust or at such other place as may from time to time be designated by the Board of Trustees and stated in the notice of meeting.

         Section 2. Calling of Meetings. Meetings of the Shareholders for any purpose or purposes (including the election of Trustees) may be called by the Board of Trustees and shall be called by the Secretary upon receipt of the request in writing signed by Shareholders holding not less than one-third in amount of the entire number of Shares issued and outstanding and entitled to vote thereat. Such request shall state the purpose or purposes of the proposed meeting.

         Section 3. Notice of Meetings. Not less than ten days' and not more than ninety days' written or printed notice of every meeting of Shareholders, stating the time and place thereof (and the general nature of the business proposed to be transacted at any special or extraordinary meeting), shall be given to each Shareholder entitled to vote thereat by leaving the same with him or at his residence or usual place of business or by mailing it, postage prepaid and addressed to him at his address as it appears upon the books of the Trust.

         No notice of the time, place or purpose of any meeting of Shareholders need be given to any Shareholder who attends in person or by proxy or to any Shareholder who, in writing executed and filed with the records of the meeting, either before or after the holding thereof, waives such notice.

         Section 4. Record Dates. The Board of Trustees may fix, in advance, a date, not exceeding ninety days and not less than ten days preceding the date of any meeting of Shareholders, and not exceeding ninety days preceding any dividend payment date or any date for the allotment of rights, as a record date for the determination of the Shareholders entitled to receive such dividends or rights, as the case may be; and only Shareholders of record on such date shall be entitled to notice of and to vote at such meeting or to receive such dividends or rights, as the case may be.

         Section 5. Quorum, Adjournment of Meetings. The presence in person or by proxy of the holders of record of one-third of the Shares of the stock of the Trust issued and outstanding and entitled to vote thereat, shall constitute a quorum at all meetings of the Shareholders. If at any meeting of the Shareholders there shall be less than a quorum present, the Shareholders present at such meeting may, without further notice, adjourn the same from time to time until a quorum shall attend, but no business shall be transacted at any such adjourned meeting except such as might have been lawfully transacted had the meeting not been adjourned.

         Section 6. Voting and Inspectors. At all meetings of Shareholders every Shareholder of record entitled to vote thereat shall be entitled to vote at such meeting either in person or by proxy appointed by instrument in writing subscribed by such Shareholder or his duly authorized attorney-in-fact.

         All elections of Trustees shall be had by a plurality of the votes cast and all questions shall be decided by a majority of the votes cast, in each case at a duly constituted meeting, except as otherwise provided in the Declaration of Trust or in these By-Laws or by specific statutory provision superseding the restrictions and limitations contained in the Declaration of Trust or in these By-Laws.

         At any election of Trustees, the Board of Trustees prior thereto may, or, if they have not so acted, the Chairman of the meeting may, and upon the request of the holders of ten per cent (1 0%) of the Shares entitled to vote at such election shall, appoint two inspectors of election who shall first subscribe an oath of affirmation to execute faithfully the duties of inspectors at such election with strict impartiality and according to the best of their ability, and shall after the election make a certificate of the result of the vote taken. No candidate for the office of Trustee shall be appointed such inspector.

         The Chairman of the meeting may cause a vote by ballot to be taken upon any election or matter, and such vote shall be taken upon the request of the holders of ten per cent (10%) of the Shares entitled to vote on such election or matter.

         Section 7. Conduct of Shareholders' Meetings. The meetings of the Shareholders shall be presided over by the Chairman of the Board of Trustees, if any, or if he shall not be present, by the President, or if he shall not be present, by a Vice-President, or if neither the Chairman of the Board of Trustees, the President nor any Vice-President is present, by a chairman to be elected at the meeting. The Secretary of the Trust, if present, shall act as Secretary of such meetings, or if he is not present, an Assistant Secretary shall so act; if neither the Secretary nor an Assistant Secretary is present, then the meeting shall elect its secretary.

         Section 8. Concerning Validity of Proxies, Ballots, Etc. At every meeting of the Shareholders, all proxies shall be received and taken in charge of and all ballots shall be received and canvassed by the secretary of the meeting, who shall decide all questions touching the qualification of voters, the validity of the proxies, and the acceptance or rejection of votes, unless inspectors of election shall have been appointed as provided in Section 6, in which event such inspectors of election shall decide all such questions.


                                   ARTICLE II
                                BOARD OF TRUSTEES

         Section 1. Number of Tenure of Office. The business and property of the Trust shall be conducted and managed by a Board of Trustees consisting of nine (9) persons, which number may be increased or decreased as provided in Section 2 of this Article. The Board of Trustees may sit and alter the terms of office of the Trustees, may lengthen or lessen their own terms or make their terms of indefinite duration, all subject to the 1940 Act. Trustees need not be Shareholders. No one shall continue to serve as an independent Trustee after the end of the calendar year in which that person achieves the age of seventy-five (75).

         Section 2. Increase or Decrease in Number of Trustees; Removal. The Board of Trustees may increase the number of Trustees to a number not exceeding fifteen, and may elect Trustees to fill the vacancies created by any such increase in the number of Trustees; the Board of Trustees may likewise decrease the number of Trustees to a number not less than three. Vacancies occurring other than by reason of any such increase shall be filled as provided for a Massachusetts business corporation. In the event that after proxy material has been printed for a meeting of Shareholders at which Trustees are to be elected any one or more management nominees dies or becomes incapacitated, the authorized number of Trustees shall be automatically reduced by the number of such nominees, unless the Board of Trustees prior to the meeting shall otherwise determine. Any Trustee at any time may be removed either with or without cause by resolution duly adopted by the affirmative votes of the holders of the majority of the Shares of the Trust present in person or by proxy at any meeting of Shareholders at which such vote may be taken, provided that a quorum is present, or by such larger vote as may be required by Massachusetts law. Any Trustee at any time may be removed for cause by resolution duly adopted at any meeting of the Board of Trustees provided that notice thereof is contained in the notice of such meeting and that such resolution is adopted by the vote of at least two thirds of the Trustees whose removal is not proposed. As used herein, "for cause" shall mean any cause which under Massachusetts law would permit the removal of a Trustee of a business trust.

         Section 3. Place of Meeting. The Trustees may hold their meetings, have one or more offices, and keep the books of the Trust outside Massachusetts, at any office or offices of the Trust or at any other place as they may from time to time by resolution determine, or, in the case of meetings, as they may from time to time by resolution determine or as shall be specified or fixed in the respective notices or waivers of notice thereof.

         Section 4. Regular Meetings. Regular meetings of the Board of Trustees shall be held at such time and on such notice, if any, as the Trustees may from time to time determine.

         Section 5. Special Meetings. Special meetings of the Board of Trustees may be held from time to time upon call of the Chairman of the Board of Trustees, if any, the President or two or more of the Trustees, by oral or telegraphic or written notice duly served on or sent or mailed to each Trustee not less than one day before such meeting. No notice need be given to any Trustee who attends in person or to any Trustee who, in writing executed and filed with the records of the meeting either before or after the holding thereof, waives such notice. Such notice or waiver of notice need not state the purpose or purposes of such meeting.

         Section 6. Quorum. A majority of the Trustees then in office will constitute a quorum for the transaction of business provided that a quorum shall in no case be less than two Trustees. If at any meeting of the Board there shall be less than a quorum present (in person or by open telephone line, to the extent permitted by the 1940 Act), a majority of those present may adjourn the meeting from time to time until a quorum shall have been obtained. The act of the majority of the Trustees present at any meeting at which there is a quorum shall be the act of the Board, except as may be otherwise specifically provided by statute, by the Declaration of Trust or by these By-Laws.

         Section 7. Executive Committee. The Board of Trustees may, by the affirmative vote of a majority of the entire Board, elect from the Trustees an Executive Committee to consist of such number of Trustees as the Board may from time to time determine. The Board of Trustees by such affirmative vote shall have power at any time to change the members of such Committee and may fill vacancies in the Committee by election from the Trustees. When the Board of Trustees is not in session, the Executive Committee shall have and may exercise any or all of the powers of the Board of Trustees in the management of the business and affairs of the Trust (including the power to authorize the seal of the Trust to be affixed to all papers which may require it) except as provided by law and except the power to increase or decrease the size of, or fill vacancies on the Board. The Executive Committee may fix its own rules of procedure, and may meet, when and as provided by such rules or by resolution of the Board of Trustees, but in every case the presence of a majority shall be necessary to constitute a quorum. In the absence of any member of the Executive Committee the members thereof present at any meeting, whether or not they constitute a quorum, may appoint a member of the Board of Trustees to act in the place of such absent member.

         Section 8. Other Committees. The Board of Trustees, by the affirmative vote of a majority of the entire Board, may appoint other committees which shall in each case consist of such number of members and shall have and may exercise such powers as the Board may determine in the resolution appointing them. A majority of all members of any such committee may determine its action, and fix the time and place of its meetings, unless the Board of Trustees shall otherwise provide. The Board of Trustees shall have power at any time to change the members and powers of any such committee, to fill vacancies, and to discharge any such committee.

         Section 9. Informal Action by and Telephone Meetings of Trustees and Committees. Any action required or permitted to be taken at any meeting of the Board of Trustees or any committee thereof may be taken without a meeting, if a written consent to such action is signed by all members of the Board, or of such committee, as the case may be. Trustees or members of a committee of the Board of Trustees may participate in a meeting by means of a conference telephone or similar communications equipment; such participation shall, except as otherwise required by the 1940 Act, have the same effect as presence in person.

         Section 10. Compensation of Trustees. Trustees shall be entitled to receive such compensation from the Trust for their services as may from time to time be voted by the Board of Trustees.

         Section 11. Dividends. Dividends or distributions payable on the Shares may, but need not be, declared by specific resolution of the Board as to each dividend or distribution; in lieu of such specific resolutions, the Board may, by general resolution, determine the method of computation thereof, the method of determining the Shareholders to which they are payable and the methods of determining whether and to which Shareholders they are to be paid in cash or in additional Shares.


                                   ARTICLE III
                                    OFFICERS

         Section 1. Executive Officers. The executive officers of the Trust shall be chosen by the Board of Trustees. These may include a Chairman of the Board of Trustees, and shall include a lead Trustee, a President, a Secretary and a Treasurer. The Chairman of the Board of Trustees, if any, shall be selected from among the Trustees. The Board of Trustees may also in its discretion appoint one or more Vice-Presidents, Assistant Secretaries, Assistant Treasurers, (the number thereof to be determined by the Board of Trustees) and other officers, agents and employees, who shall have such authority and perform such duties as the Board or the Executive Committee may determine. The Board of Trustees may fill any vacancy which may occur in any office. Any two offices, except those of President and Vice-President, may be held by the same person, but no officer shall execute, acknowledge or verify any instrument in more than one capacity, if such instrument is required by law or by these By-Laws to be executed, acknowledged or verified by two or more officers.

         Section 2. Term of Office. The term of office of all officers shall be as fixed by the Board of Trustees; however, any officer may be removed from office at any time with or without cause by the vote of a majority of the entire Board of Trustees.

         Section 3. Powers and Duties. The officers of the Trust shall have such powers and duties as generally pertain to their respective offices, as well as such posers and duties as may from time to time be conferred by the Board of Trustees or the Executive Committee.

                   INSTRUMENTS DEFINING RIGHTS OF SHAREHOLDERS


         The following is a list of the provisions of the Declaration of Trust, as amended, and By-Laws of the Parnassus Income Trust setting forth the rights of shareholders.

I.       Relevant Provisions of Declaration of Trust:

         ARTICLE FIFTH - Voting Shares of the Trust
         ARTICLE SEVENTH Section 8 - Shareholder rights to inspect records ARTICLE EIGHTH Section 1 - Shareholder Indemnification

II.      Relevant Provisions of By-Laws:

         ARTICLE I - Shareholders
         ARTICLE IV - Indemnification
         ARTICLE V - Shares
         ARTICLE VIII - Amendment of Bylaws

        Amendment to Agreement for Transfer Agent and Accounting and Pricing Services between the Parnassus Fund and Parnassus Investments and between the Parnassus Income Trust and Parnassus Investments




Effective January 1, 2001, the amounts payable to Parnassus Investments under the Agreement for Transfer Agent Services and Accounting and Pricing Services between that company and the Parnassus fund shall be increased to $2.50 per month per shareholder account ($30.00 per year) for transfer agent services and to $80,000 per year for accounting and pricing services.

The amount payable to Parnassus Investments under the Agreement for Transfer Agent Services and Accounting and Pricing Services between that company and the Parnassus Income Trust shall be increased to $2.70 per month per shareholder account for transfer agent services and to $80,000 per year for accounting and pricing services.

                                                           April 11, 2002

The Trustees of
The Parnassus Fixed Income Trust
One Market
Steuart Tower - Suite 1600
San Francisco, CA  94105

Ladies and Gentlemen:

         You have requested our opinion, as your special Massachusetts counsel, as to certain matters of Massachusetts law relating to The Parnassus Fixed Income Trust, a trust with transferable shares (the "Trust"), which was established under Massachusetts law pursuant to a Declaration of Trust dated August 1, 1990, as amended to date (the "Declaration"). We understand that our opinion is requested in connection with the filing by the Trust with the Securities and Exchange Commission (the "SEC") of Post-Effective Amendment No. 12 to its Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the "Securities Act"), Registration No. 33-36065, and Post-Effective Amendment No. 12 to its Registration Statement under the Investment Company Act of 1940, as amended, Registration No. 811-6673 (collectively, the "Amendment"), relating to the shares of beneficial interest, without par value, of The Parnassus Equity Income Fund, The Parnassus Fixed-Income Fund and The Parnassus California Tax-Exempt Fund, series of the Trust (the "Shares"), and that you wish to file this letter with the SEC as an exhibit to the Amendment.

         For purposes of rendering the opinions stated herein, we have examined and are familiar with the Declaration, and we have reviewed a copy of the Amendment, including the form of the Prospectus (the "Prospectus") and the Statement of Additional Information (the "SAI") to be included therein, records of the actions taken by the Trustees of the Trust to authorize the issuance and sale of the Shares, the By-laws of the Trust, as currently in effect, certificates of officers of the Trust and of public officials as to matters of fact relevant to such opinions, and such other documents and instruments, certified or otherwise identified to our satisfaction, and such questions of law and fact, as we have considered necessary or appropriate for purposes of giving such opinions. We call to your attention that, in doing so, we have assumed the genuineness of the signatures on, and the authenticity of, all documents furnished to us, and the conformity to the originals of documents submitted to us as copies, which we have not independently verified.

         Based upon and subject to the foregoing, we hereby advise you that, in our opinion, under the laws of Massachusetts:

         1. The Trust is validly existing as a trust with transferable shares of the type commonly called a Massachusetts business trust.

         2. The Trust is authorized to issue an unlimited number of Shares; the Shares of each series subject to the Registration Statement have been duly and validly authorized by all requisite action of the Trustees of the Trust, and no action by the shareholders of the Trust is required in such connection.

         3. The Shares, when duly sold, issued and paid for as contemplated by the Prospectus and the SAI, will be validly and legally issued, fully paid and nonassessable by the Trust.

         With respect to the opinion expressed in paragraph 3 above, we wish to point out that the shareholders of a Massachusetts business trust may under some circumstances be subject to assessment at the instance of creditors to pay the obligations of such trust in the event that its assets are insufficient for the purpose.

         This letter expresses our opinions as to the provisions of the Declaration and the laws of Massachusetts applying to business trusts generally, but does not extend to the Massachusetts Securities Act, or to federal securities or other laws.

         This opinion is limited to the present laws of The Commonwealth of Massachusetts (as such laws are applied by courts located in Massachusetts) and to the present judicial interpretations thereof and to the facts as they presently exist. We express no opinion with respect to, or as to the effect of the laws of, any other jurisdiction.

         The opinions expressed herein are based upon the law and circumstances as they are in effect or exist on the date hereof, and we assume no obligation to revise or supplement this letter in the event of future changes in the law or interpretations thereof or to reflect circumstances which may hereafter come to our attention.

         This opinion is solely for your benefit and may not be otherwise quoted or relied upon by any person or entity without our prior express written consent.

         We consent to your filing this letter with the SEC as an exhibit to the Amendment, but we do not thereby concede that we come within the class of persons whose consent is required under Section 7 of the Securities Act.

                                                    Very truly yours,



                                                    SULLIVAN & WORCESTER LLP

INDEPENDENT AUDITORS' CONSENT


We consent to (a) the incorporation by reference in this Post-Effective Amendment No. 12 to Registration Statement No. 33-36065 of The Parnassus Income Trust on Form N-1A of our report dated January 18, 2002 appearing in the Annual Report of The Parnassus Income Trust for the year ended December 31, 2001, and incorporated by reference in the Statement of Additional Information which is part of this Registration Statement, (b) the reference to us under the headings "Financial Highlights" and "General Information" appearing in the Registration Statement, and (c) the reference to us under the heading "General" appearing in the Statement of Additional Information, which is also part of such Registration Statement.


Deloitte & Touche LLP

San Francisco, California
February 26, 2002